ITEM 99.3

                                            [__________________] INVESTMENT LOAN


              Third Amended and Restated Investment Loan Agreement

     THIS THIRD AMENDED AND RESTATED INVESTMENT LOAN AGREEMENT, dated as of August 2, 2001, is entered into between [ ], in his individual capacity, (the "Borrower"), and CWS COMMUNITIES LP, a Delaware limited partnership (the "Lender").

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                               W I T N E S S E T H

     WHEREAS, the Borrower and [ ] (the "Trust"), jointly and severally (the Borrower and the Trust collectively, referred to as, the "Original Borrowers"), and Lender have entered into that certain Loan Agreement, dated March 4, 1998, as amended by that certain First Amended and Restated Loan Agreement dated as of March 16, 1999, between Original Borrowers and Lender, and that certain Second Amended and Restated Loan Agreement dated as of June 24, 1999, between Original Borrowers and Lender (collectively, the "Original Loan Agreement");

     WHEREAS, pursuant to the Original Loan Agreement, Lender loaned $7,500,000 to the Original Borrowers as evidenced by, among other things, (i) that certain Promissory Note dated March 16, 1999 (the "Mar. 99 $1.5m Note"), made by Original Borrowers in favor of Lender in the original principal amount of $1,500,000; (ii) that certain Promissory Note dated June 14, 1999 (the "Jun. 99 $1.5m Note"), made by Original Borrowers in favor of Lender in the original principal amount of $1,500,000; (iii) that certain Promissory Note dated December 15, 1999 (the "Dec. 99 $1.5m Note"), made by Original Borrowers in favor of Lender in the original principal amount of $1,500,000; and (iv) that certain Promissory Note dated September 26, 2000 (the "Sept. 00 $3m Note"), made by Original Borrowers in favor of Lender in the original principal amount of $3,000,000;

     WHEREAS, Lender is a party to that certain Agreement and Plan of Merger dated as of June 6, 2001 (the "Merger Agreement"), among Chateau Communities, Inc., a Maryland corporation ("CPJ"), CP Limited Partnership, a Maryland limited partnership ("Chateau OP"), certain merger subsidiaries named therein, CWS Communities Trust, a Maryland real estate investment trust ("CWS"), Lender, and Security Capital Manufactured Housing Incorporated, a Delaware corporation. Pursuant to the terms of the Merger Agreement, Lender will be acquired through merger by and become a wholly owned subsidiary of Chateau OP;

     WHEREAS, in connection with the Merger Agreement, Original Borrowers are party to that certain CP Limited Partnership Election and Subscription Agreement for Units of Limited Partner Interests dated as of June 6, 2000 (the "Subscription Agreement"), among Original Borrowers, CPJ and Chateau OP, whereby, among other things, Original Borrowers consented to certain modifications to the Original Loan Agreement;

     WHEREAS, the parties desire to amend and restate the provisions of the Original Loan Agreement to, among other things, (i) provide for the release of the Trust as a borrower under the Agreement in exchange for the reaffirmation by the Trust of its obligations under the Pledge Agreement and the Option
Agreement; and (ii) modify certain of the terms in accordance with the Subscription Agreement; and

     WHEREAS, except as expressly provided herein, it is the intention of Original Borrowers and Lender that this Agreement and the execution and delivery of any substituted promissory notes not effect a novation of the obligations of Original Borrowers to the Lender under the Original Loan Agreement but merely a restatement and, where applicable, a substitution of the terms governing and evidencing such obligations hereafter.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the Original Loan Agreement is amended and restated to read in its entirety, and the parties agree, as follows:

     1. Definitions.

         1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated for purposes of this Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" means this Third Amended and Restated Investment Loan Agreement, including all exhibits and schedules hereto, as the same may be amended, modified or supplemented from time to time.

         "Agreement of Limited Partnership" means that certain Amended and Restated Agreement of Limited Partnership of Chateau OP, as the same may be amended, modified or supplemented from time to time.

         "Borrower" - see Preamble.

         "Business Day" means any day other than a Saturday, Sunday or legal holiday on which banks are authorized or required to be closed in Chicago, Illinois.

         "Chateau OP" - see Preamble.

         "Closing" has the meaning given to such term in the Option Agreement.

         "Code" means the Internal Revenue Code of 1986 and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

         "Collateral"  has  the  meaning  given  to  such  term  in  the  Pledge
Agreement.

          "Contribution Agreement" means that certain Contribution Agreement relating to the formation and capitalization of CWS dated March 6, 1998, among Security Capital U.S. Realty, a Luxembourg corporation, Security Capital Holdings SA, a Luxembourg corporation, [_________], a [_________] corporation, Lender and certain other entities and individuals.

         "Covered   Securities"   means  any  securities   included  within  the
Collateral and any Other Qualifying Securities.

         "CPJ" - see Preamble.

         "CPJ Shares" - means the common stock, $0.01 par value, of CPJ.

         "Current Fair Market Value" shall mean as of a date,:

         (i) with respect to a Unit, the product of (a) the Fair Market Value of one (1) CPJ Share as of such date and (b) the number (or fraction) of CPJ Shares into which such Unit is then exchangeable or redeemable under the Agreement of Limited Partnership;

         (ii) with respect to a CPJ Share, the Fair Market Value of one (1) CPJ Share;

         (iii) with respect to cash, the value of such cash; and

         (iv) with respect to other assets with readily available market values, such market values as determined in good faith by the Board of Directors of CPJ.

         "CWS" - see Preamble.

         "Dec. 99 $1.5m Note" - see Preamble.

         "Default" means any event or condition which, with the lapse of time or giving of notice to the Borrower or both, would constitute an Event of Default.

         "Deferred  Option  Securities   Collateral"  means  Options  Securities
Collateral that is a result of a prepayment of the Loan under Section 4.3(a).

         "Event of Default" means any of the events described in Section 6.1.

         "Excess Portion Payment" has the meaning given to such term in the Pledge Agreement.

         "Exercise Period" has the meaning given to such term in the Option Agreement.

         "Exercise Price" has the meaning given to such term in the Option Agreement.

         "Fair Market Value" means on any day as to one (1) CPJ Share, the closing sales price of such security as listed on the NYSE averaged over a period of 21 business days consisting of the day as of which "Fair Market Value" is being determined and the 20 consecutive business days prior to such day (the term "business day" as used in this sentence means any day on which the NYSE is open for trading). If the day of determination of Fair Market Value is other than a business day, Fair Market Value shall be determined as of the business day immediately preceding such day as if it were the day of determination of Fair Market Value. If at any time such security is not listed on the NYSE then, if there has been a sale of such security for an aggregate amount exceeding $1 million to Persons who are not Affiliates of CPJ within ninety (90) days prior to such time, the price per security in the most recent such sale shall be deemed to be the Fair Market Value hereunder. In all other cases, the "Fair Market Value" shall be the fair value thereof as determined in accordance with the following procedure:

               (a) Each of the Lender and the Borrower shall select a nationally-recognized firm that is experienced in valuing similar securities within ten (10) days after the applicable Payment Date or other date hereunder. If either Lender or the Borrower shall fail to designate such firm within said ten (10) day period, then such firm shall be appointed by the office of the American Arbitration Association or its successor located closest to Chicago, Illinois.

               (b) Within twenty (20) days after their selection, each of the two firms selected under paragraph (a) above shall submit a report of its valuation as of the applicable payment or other date of the CPJ Shares to the Borrower and Lender. Each firm's valuation shall value the CPJ Shares based upon its opinion of the likely purchase price thereof in an arm's length transaction involving a willing buyer and a willing seller, with neither under undue compulsion to buy or sell, assuming for such purpose that the CPJ Shares were being sold by CPJ in an original issuance. Each firm's valuation shall also be based upon the assumption that the CPJ Shares being valued are freely transferable without registration under the Securities Act of 1933, as amended. Such valuation shall not apply any "minority discount."

               (c) If the higher of the two  valuations  described  in paragraph
     (b) above is no more than ten percent (10%) higher than the lower valuation, then, for purposes of this Agreement, the Fair Market Value as of the applicable payment or other date of the CPJ Shares shall be deemed to be the average of the two valuations.

               (d) If the higher of the two  valuations  described  in paragraph
     (b) above is more than ten percent (10%) higher than the lower valuation, then the two valuation firms selected under paragraph (a) above shall select a third nationally-recognized firm that is experienced in valuing similar securities within five (5) days after the delivery of the valuation reports described in paragraph (b) above. If the two valuation firms shall fail to select a third valuation firm within such time period, then the third valuation firm shall be appointed by the office of the American Arbitration Association located closest to Chicago, Illinois. Such third valuation firm shall deliver its report on the value of the CPJ Shares within twenty (20) days after its selection. For purposes of this Agreement, the Fair Market Value of the CPJ Shares as of the applicable Payment Date or other date shall be deemed to be the average of the two valuations (of the three valuations prepared) that are closest to each other.

     The costs of determining Fair Market Value shall be shared equally by Borrower and Lender.

         "First Renewal Term" has the meaning given in Section 2.3.

         "Initial Fair Market Value" initially shall be twenty-seven and 17/100 dollars ($27.17) per Unit or CPJ Share. The Initial Fair Market Value of such Unit or CPJ Share shall be adjusted appropriately by the Board of Directors of CPJ to take into account any of the following to the extent occurring after the date hereof: any stock/unit split, stock/unit dividend or other similar adjustment to the capital structure of Chateau OP or CPJ. If CPJ or Chateau OP shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all of the Covered Securities, sale of all or substantially all of the assets of CPJ or Chateau OP or recapitalization of the Covered Securities) (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which all or substantially all of such Covered Securities are converted into the right to receive stock, securities or other property (including cash or any combination thereof) of another Person (collectively, "Successor Property") then, for purposes of the Agreement, the aggregate Initial Fair Market Value of such Successor Property shall be the aggregate Initial Fair Market Value of the relevant Covered Securities immediately prior to such conversion, which if the context permits, shall be expressed on an appropriate per unit or per share basis. The preceding sentence shall similarly apply to successive Transactions.

         "Jun. 99 $1.5m Note" - see Preamble.

         "Lender" - see Preamble.

         "Loan" means the indebtedness evidenced by the Notes.

         "Loan Documents" means this Agreement, the Notes, the Pledge Agreement, the Option Agreement, that certain letter dated the date hereof addressed to and acknowledged and agreed to by Original Borrowers from CPJ, Chateau OP and Lender, any security agreement with respect to Collateral securing the Loan and any other documents or instruments required to be entered into under any of the foregoing. The Loan Documents do not include the Contribution Agreement or any "Related Documents" (as defined therein) other than the Loan Documents identified above.

         "Loan Reduction Collateral" shall mean, with respect to any application of Split Collateral under Section 4.1(b), that portion of Split Collateral that, when applied as a payment under the Loan in accordance with Section 4.1(b), will result in the Loan-to-Value Ratio immediately after the application of Split Collateral (taking into account, if applicable, the payment by Optionee of the Exercise Price to the Lender) under Section 4.1(b) (giving effect to the Return Split Collateral, if any, to be received by Borrower in connection with the application of such Split Collateral under Sections 4.1(b)) to equal the Loan-to-Value Ratio immediately prior to such application of Split Collateral; provided, however, that with respect to any Split Collateral, the Loan Reduction Collateral will always comprise all of the Split Collateral remaining after the Optionee's share if (i) the Loan-to-Value Ratio before the application of such Split Collateral was greater than 1.0; or (ii) after applying all of the Split Collateral as a payment under the Loan, the Loan-to-Value Ratio is greater than the ratio that existed immediately prior to such application. Loan Reduction Collateral will not include any Option Securities to the extent that the Option is exercised with respect thereto.

         "Loan-to-Value Ratio" shall mean at a particular time a fraction, the numerator of which is the outstanding principal, interest and other amounts due under the Loan at such time, and the denominator of which is the Current Fair Market Value of the Collateral at such time.

         "Mar. 99 $1.5m Note" - see Preamble.

         "Merger Agreement" - see Preamble.

         "NYSE" means the New York Stock Exchange or a national securities exchange (including the NASDAQ Stock Market) on which the CPJ Shares are listed.

         "Note 1 - Investment  Loan" means the Amended and  Restated  Promissory
Note 1 - Investment Loan executed pursuant to this Agreement, substantially in the form set forth as Exhibit A-1 attached hereto, as the same amends and restates the Mar. 99 $1.5m Note and as such promissory note may be amended, modified or supplemented from time to time.

         "Note 2 - Investment  Loan" means the Amended and  Restated  Promissory
Note 2 - Investment Loan executed pursuant to this Agreement, substantially in the form set forth as Exhibit A-2 attached hereto, as the same amends and restates the Jun. 99 $1.5m Note and as such promissory note may be amended, modified or supplemented from time to time.

         "Note 3 - Investment  Loan" means the Amended and  Restated  Promissory
Note 3 - Investment Loan executed pursuant to this Agreement, substantially in the form set forth as Exhibit A-3 attached hereto, as the same amends and restates the Dec. 99 $1.5m Note and as such promissory note may be amended, modified or supplemented from time to time.

         "Note 4 - Investment  Loan" means the Amended and  Restated  Promissory
Note 4 - Investment Loan executed pursuant to this Agreement, substantially in the form set forth as Exhibit A-4 attached hereto, as the same amends and restates the Sep. 00 $3m Note and as such promissory note may be amended, modified or supplemented from time to time.

         "Notes" means collectively, Note 1 - Investment Loan, Note 2 - Investment Loan, Note 3 - Investment Loan and Note 4 - Investment Loan, and the term "Note" shall mean Note 1 - Investment Loan, Note 2 - Investment Loan, Note 3 - Investment Loan or Note 4 - Investment Loan.

         "Original Borrowers" - see Preamble.

         "Original Loan Agreement" - see Preamble.

         "Option" has the meaning given to such term in the Option Agreement.

         "Option Agreement" means that certain Option Agreement dated as of March 16, 1999, among Original Borrowers and Optionee, as amended and restated by the Amended and Restated Option Agreement executed by Original Borrowers and Optionee substantially in the form of Exhibit C attached hereto with appropriate insertions, as such option agreement may be amended, modified or supplemented from time to time.

         "Option Securities" has the meaning given to such term in the Option Agreement.

         "Option Securities Collateral" has the meaning given to such term in the Option Agreement.

         "Optionee" has the meaning given to such term in the Option Agreement.

         "Optionor" has the meaning given to such term in the Option Agreement.

         "Other Loan" has the meaning set forth in Section 4.3.

         "Other Loan Agreement" has the meaning set forth in Section 4.3.

         "Other Qualifying Securities" means any Units or CPJ Shares that are not included in the Collateral.

         "Payment Date" shall mean the date of any payment under Sections 4.1 or
4.2 hereof. For purposes of clarity, in the case of Split Collateral, Payment Date shall mean the date such Collateral is requested to be split as contemplated in Section 4.1(a).

         "Person" means an individual, partnership, corporation, limited liability company, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity.

         "Pledge Agreement" means that certain Investment Pledge Agreement dated as of March 16, 1999, made by Original Borrowers in favor of Lender, as amended by First Amendment to Investment Pledge Agreement dated as of June 14, 1999, between Original Borrowers and Lender, Second Amendment to Investment Pledge Agreement dated as of December 15, 1999, between Original Borrowers and Lender, and Third Amendment to Investment Pledge Agreement dated as of September 26, 2000, as amended and restated by the Amended and Restated Investment Pledge Agreement executed by the Original Borrowers and Lender substantially in the form of Exhibit B attached hereto with appropriate insertions, as such pledge agreement may be amended, modified or supplemented from time to time.

         "Prentice Hall" has the meaning set forth in Section 7.10.

         "Renewal Term(s)" has the meaning given in Section 2.3.

         "Return Split Collateral" shall mean, with respect to a particular application of Split Collateral under Section 4.1(b), that portion of such Split Collateral remaining after receipt by the Optionee of the Option Securities
Collateral  included  within  such  Split  Collateral,  if  applicable,  and the application by the Lender of the Loan Reduction Collateral to amounts outstanding under the Loan.

         "Second Renewal Term" has the meaning given in Section 2.3.

         "Section 4.3 Collateral" has the meaning given in Section 4.3.

         "Sept. 00 $3m Note" - see Preamble.

         "Split  Collateral"  shall  have the  meaning  given  to it in  Section
4.1(a).

         "Successor Property " - contained in the definition of Initial Fair Market Value.

         "Subscription Agreement " - see Preamble.

         "Transaction"  - contained  in the  definition  of Initial  Fair Market
Value.

         "Treasury Yield" has the meaning given in Section 3.2.

         "Trust" - see Preamble.

         "Units" means common units of limited partner interest in Chateau OP.

     2. Release of the Trust and Certain Loan Terms.

         2.1 Release of the Trust and Execution of Pledge Agreement. Lender hereby releases the Trust from its obligation to repay the Loan to Lender. In exchange for such release by Lender, the Trust hereby agrees to execute and deliver the Pledge Agreement and the Option Agreement.

         2.2 The Notes; Maturity. Contemporaneously herewith, (i) Lender has returned to Original Borrowers the original Mar. 99 $1.5m Note, Jun. 99 $1.5m Note, Dec. 99 $1.5m Note and Sept. 00 $3m Note each marked "cancelled"; and (ii) Borrower has executed Note 1 - Investment Loan, Note 2 - Investment Loan, Note 3
- Investment Loan and Note 4 - Investment Loan, which, subject to Section 2.3, shall be due and payable in full on March 16, 2009, June 14, 2009, December 15, 2009 and September 26, 2010, respectively.

         2.3 Renewal Terms. Borrower may, at its option, extend the maturity date of each or all of Note 1- Investment Loan, Note 2 -Investment Loan, Note 3
- Investment Loan and Note 4 - Investment Loan for one ten (10) year term ("First Renewal Term") and one five (5) year term ("Second Renewal Term"; collectively, with the First Renewal Term, the "Renewal Terms", and each a "Renewal Term"), respectively, provided that,:

               (i) Lender shall have received written notice of Borrower's intention to extend the then current maturity date of the applicable Note no later than three (3) months prior to the then current maturity date of the applicable Note;

               (ii) no Event of Default exists on the date of the notice given by Borrower in paragraph (i) above and on the commencement date of the Renewal Term; and

               (iii) Borrower shall have properly exercised its option to extend the then current maturity date of the applicable note made by Borrower pursuant to the Other Loan such that the applicable Note remains co-terminus with such note.

The foregoing notwithstanding, in the event of the death of Borrower, the then current term (other than the Second Renewal Term) shall be extended or shortened, as applicable, so that it ends four (4) years after such death.

         2.4 No Advances. Lender shall not be required to advance any additional funds to Borrower hereunder.

     3.   Interest.

         3.1 Initial Term Interest.

               (i) The unpaid principal amount of the indebtedness evidenced by the Notes shall bear interest in accordance with the following schedule:


                            NOTE 1 - INVESTMENT LOAN
                            ------------------------
                Period                                            Interest Rate
                ------                                            -------------

                The date hereof - March 15, 2002                      6.50%

                March 16, 2002 - March 15, 2003                       6.75%

                March 16, 2003 - March 15, 2004                       7.00%

                March 16, 2004 - March 15, 2005                       7.25%

                March 16, 2005 - March 16, 2009                       7.50%

                Renewal Term(s)                                  As set forth in
                                                                   Section 3.2

                            NOTE 2 - INVESTMENT LOAN
                            ------------------------
                Period                                            Interest Rate
                ------                                            -------------

                The date hereof  - June 13, 2002                      6.50%

                June 14, 2002 - June 13, 2003                         6.75%

                June 14, 2003 - June 13, 2004                         7.00%

                June 14, 2004 - June 13, 2005                         7.25%

                June 14, 2005 - June 14, 2009                         7.50%

                Renewal Term(s)                                  As set forth in
                                                                   Section 3.2

                            NOTE 3 - INVESTMENT LOAN
                            ------------------------
                Period                                            Interest Rate
                ------                                            -------------

                The date hereof - December 14, 2001                   6.25%

                December 15, 2001 - December 14, 2002                 6.50%

                December 15, 2002 - December 14, 2003                 6.75%

                December 15, 2003 - December 14, 2004                 7.00%

                December 15, 2005 - December 14, 2006                 7.25%

                December 15, 2006 - December 15, 2009                 7.50%

                Renewal Term(s)                                  As set forth in
                                                                   Section 3.2

                            NOTE 4 - INVESTMENT LOAN
                            ------------------------
                Period                                            Interest Rate
                ------                                            -------------

                The date hereof       - September 25, 2001            6.25%

                September 26, 2001 - September 25, 2002               6.50%

                September 26, 2002 - September 25, 2003               6.75%

                September 26, 2003 - September 25, 2004               7.00%

                September 26, 2004 - September 25, 2005               7.25%

                September 26, 2005 - September 26, 2010               7.50%

                Renewal Term(s)                                  As set forth in
                                                                    Section 3.2


               (ii) Accrued interest for each calendar quarter shall be payable quarterly on the last day of such calendar quarter and on the maturity date of the Notes. After the maturity date of the applicable Note, accrued interest shall be payable on demand.

          3.2 Renewal Terms. The annual interest rate charged on the unpaid principal balance and overdue and unpaid interest during each Renewal Term shall be the Treasury Yield plus one hundred fifty (150) basis points, not to exceed a maximum annual rate of nine percent (9%). "Treasury Yield" means the yield of U.S. Treasury Issues as quoted on the date immediately preceding the commencement of the applicable Renewal Term (or if not quoted on such date then the most recent date on which such rate is quoted) in The Wall Street Journal as maturing on the closest date to the tenth (10th) anniversary after the commencement date of the applicable Renewal Term. Should more than one U.S. Treasury Issue be quoted as maturing on the closest date to the tenth (10th) anniversary of the commencement date of the applicable Renewal Term, then the yield of the issue selling closest to par will be used in the calculation. If The Wall Street Journal is not then in publication, then another national publication acceptable to Lender (and reasonably acceptable to Borrower) will be utilized. Borrower may elect in the renewal notice given to Lender pursuant to Section 2.3, that the Treasury Yield be reset at the beginning of each anniversary of the commencement date of the applicable Renewal Term in the manner provided above, with the applicable maturity of the U.S. Treasury Issues being the date closest to the tenth (10th) anniversary of such anniversary date of the commencement date.

          3.3 Method of Calculating Interest. Interest on the unpaid principal amount of the Loan shall accrue from and including the date of the initial advance of the Loan, but not including, the date the Loan is paid. Interest shall be calculated on the basis of a year consisting of 365 days and shall be paid for actual days elapsed in any partial-year period.

     4. Payments, Prepayments and Setoff; Release of Collateral.

          4.1 Payment.

               (a) All payments hereunder (including payments with respect to the Notes) shall be made without setoff or counterclaim and shall be made to the Lender in immediately available funds prior to 12:30 p.m., Chicago time, on the date due at c/o Falcon Farms, 2507 214th Street North, Port Byron, Illinois 61275, Attention: Mr. Gary P. McDaniel and Mr. Rees F.
     Davis, or at such other place as may be designated by the Lender to the Borrower in writing. Any payments received after such time shall be deemed received on the next Business Day. Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the calculation of interest. Payment may be made (1) in cash; (2) by transferring to Lender Other Qualifying Securities; or (3) with respect to principal payments only (and not interest payments and other amounts due hereunder), by requesting that the Collateral other than then existing Deferred Option Securities Collateral, or a portion thereof (any such Collateral being used for such purpose being hereinafter referred to as the "Split Collateral"), be split among payment under the Loan and, if applicable, transfer to the Optionee and the Borrower, all as provided in Section 4.1(b) below. If payment is made by transfer of Other Qualifying Securities then Lender will credit, first against the accrued interest and then outstanding principal balance of the Loan, the Current Fair Market Value of such Other Qualifying
     Securities on the date Borrower first tenders such Other Qualifying Securities to Lender as payment under the Loan.

               (b) (i) In the event that the Borrower makes the request with respect to Split Collateral as provided in Section 4.1(a) above, Lender and Borrower agree that Lender will retain the Loan Reduction Collateral as payment under the Loan and credit against the outstanding principal balance of the Loan, the Current Fair Market Value of the Loan Reduction Collateral as of the applicable Payment Date; provided, that the final amount of the Loan Reduction Collateral shall not be determined and the Lender shall not make the credit described in this sentence until such time as described below in this Section 4.1(b), it being understood that the Lender will hold the portion of such Split Collateral that constitutes Option Securities Collateral in trust for the Optionee (through the later of the end of the Exercise Period and the applicable

     Closing under the Option Agreement) and deal with such Option Securities Collateral as further provided in this Section 4.1(b).

                    (ii) Borrower and Lender agree that any Split Collateral shall contain (1) securities and property that is not a security (such as cash) in the same relative proportions as such securities and property are included in the Collateral, and (2) securities and property included within the Option Securities Collateral in the same proportion with respect to each security or other property included in such Split Collateral as such securities are contained in the Collateral. Subject to the foregoing, the Borrower shall be permitted to select the portions of the Collateral that shall constitute Split Collateral. In the event that, in connection with the payment at maturity of the Loan or with a prepayment (in whole or part) of the Loan, the Optionee is not going to acquire Option Securities Collateral under the Option Agreement, then Lender will then make the credit described in Section 4.1(b)(i). In the event that the Optionee exercises the Option with respect to Option Securities pertaining to all or a portion of the Split Collateral and, in connection therewith will be acquiring Option Securities Collateral, then on the date of the applicable Closing under the Option Agreement, Optionee shall pay to Lender an amount equal to the Exercise Price of such Option Securities Collateral and, immediately thereafter, Lender shall make the credit described in Section 4.1(b)(i) with respect to the remaining Split Collateral. All amounts paid by Optionee under the preceding sentence shall be applied to reduce the principal outstanding under the Loan. In exchange for receiving the amount of the Exercise Price from Optionee, Lender shall transfer the applicable Option Securities Collateral to the Optionee.

                    (iii) After such time that the Lender has made the credit set forth in Section 4.1(b)(i) with respect to the applicable Split Collateral and the Optionee has either (1) acquired Option Securities Collateral included in the applicable Split Collateral or (2) failed to exercise the right to acquire Option Securities Collateral as permitted by the Option Agreement for the Option Securities Collateral included in the applicable Split Collateral, then the Lender shall cause the applicable Return Split Collateral to be delivered to Borrower.

                    (iv) In no event will the Lender sell or otherwise dispose of Option Securities Collateral prior to the end of the Exercise Period corresponding to such Option Securities Collateral. Optionee hereby agrees to give a notice of an election to purchase Option Securities Collateral under the Option Agreement to Lender hereunder at the same time that it gives notice thereof to Optionor under the Option Agreement, Lender hereby agreeing to provide to Optionee notice of any change in the address or facsimile number for such notice to Optionee as contemplated in Section 7.3 of this Agreement. The right of the Optionee to receive Option Securities Collateral as provided in this Section 4.1 shall not be affected by any failure by Borrower to make any payment or perform any obligation or agreement under any Loan Document. The Optionee shall not be liable for any of Borrower's obligations under any Loan Document, other than to pay an amount equal to the Exercise Price to the Lender under the conditions described above.

                    (v) All transfers of the Loan Reduction Collateral and Option Securities Collateral shall be by instrument that effectively transfers to Lender or the Optionee, as applicable, the CPJ Shares or the Units, free and clear in all cases of all liens, security interests and claims other than the Pledge Agreement.

                    (vi) Examples 1 and 2 in Exhibit F attached hereto illustrate hypothetical examples of the application of Split Collateral under this Section 4.1. Such examples are for purposes of illustration only and do not purport to describe every circumstance in which this Section 4.1 might be applied.

          4.2 Prepayment.  The Borrower may prepay,  in the manner  described in
Section 4.1, all or any portion of the principal amount of the Loan together with any unpaid interest thereon, at his option at any time, without penalty; provided, however, that Borrower shall not be entitled to make a prepayment with respect to the Loan unless it simultaneously therewith makes a prepayment of the loan (the "Other Loan") made under the that certain Third Amended and Restated Non-Investment Loan Agreement dated as of the date hereof (the "Other Loan Agreement"), between Lender and Borrower in an amount equal to one-third of the amount of the prepayment to be made under the Loan.

          4.3 Return of Collateral in Connection with Cash Payments. In the event that Borrower makes a prepayment of a portion of the Loan in cash other than as contemplated by Section 5(c) of the Pledge Agreement, then Lender will:

               (a) if such prepayment is made on or before December 31, 2002, return a portion of the Collateral to Borrower that has an Initial Fair Market Value equal to the principal amount of the Loan which has been so prepaid less the Options Securities Collateral attributable to the same. All returns of Collateral under this Section 4.3(a) shall include (1) securities and property that is not a security (such as cash) in the same relative proportions as such securities and property are included in the Collateral, and (2) securities and property included within Option Securities Collateral in the same proportion with respect to each security or other property included in such returned Collateral as such securities and property included within Option Securities Collateral are contained in the Collateral. The Option Securities that may be included within any Collateral otherwise required to be returned under this Section 4.3(a): (i) shall be designated Deferred Option Securities Collateral; (ii) shall not be returned to Borrower until after the end of the Exercise Period applicable to the Deferred Option Securities Collateral; and (iii) shall be applied in accordance with Section 4.3(b)(i)-(iii) below.

               (b) With respect to the Deferred Option Securities Collateral:

                    (i) if Optionee has notified Borrower during the Exercise Period for such Collateral (or failed to notify Borrower prior to the expiration of the Exercise Period for such Collateral) that Optionee is not going to acquire the Deferred Option Securities Collateral under the Option Agreement, then, as of such date, such Collateral shall no longer be designated or constitute Deferred Option Securities Collateral or Option Securities Collateral and be shall be returned to Borrower;

                    (ii) if Optionee has notified Borrower during the Exercise Period for such Collateral that Optionee is exercising its Option with respect to the Deferred Option Securities Collateral, then on the date of the applicable Closing under the Option Agreement, Optionee shall pay to Borrower an amount equal to the Exercise Price of such Option Securities Collateral.

                    (iii) All transfers of the Option Securities Collateral shall be by instrument that effectively transfers to Optionee the CPJ Shares or the Units, free and clear in all cases of all liens, security interests and claims other than the Pledge Agreement.

                    (iv) Notwithstanding anything to the contrary contained herein, if the Notes are prepaid in full in cash on or before December 31, 2002, then (1) all Deferred Option Securities Collateral shall be returned to Borrower; (2) Optionee shall have no right to exercise the Option with respect to the Deferred Option Securities Collateral or such cash prepayment; and (3) there shall be no Exercise Period with respect to the Deferred Option Securities Collateral and such cash prepayment.

               (c) if such prepayment is made after December 31, 2002, return a portion of the Collateral to Borrower that has an Initial Fair Market Value equal to the principal amount of the Loan which has been so prepaid. All returns of Collateral under this Section 4.3(c) shall include (1) securities and property that is not a security (such as cash) in the same relative proportions as such securities and property are included in the Collateral, and (2) securities and property included within Option Securities Collateral in the same proportion with respect to each security or other property included in such returned Collateral as such securities and property included within Option Securities Collateral are contained in the Collateral. Notwithstanding the foregoing, the Lender shall not return Option Securities Collateral included within any Collateral otherwise required to be returned under this Section 4.3(c) until after the end of the Exercise Period applicable to such Option Securities Collateral. In the event that the Optionee exercises the Option with respect to such Option Securities Collateral (if permitted to do so under the Option Agreement), Lender shall hold such Option Securities Collateral in trust and dispose of them in a manner consistent with the terms of the Option Agreement. The Collateral that is returned to Borrower under this Section 4.3(c) and, if applicable, delivered to Optionee as contemplated under the Option Agreement, is referred to as the "Section 4.3 Collateral." Example 3 in Exhibit F attached hereto illustrates a hypothetical example of the application of Section 4.3 Collateral under this Section 4.3(c). Such example is for purposes of illustration only and does not purport to describe every circumstance in which this Section 4.3(c) might be applied.

Subject to the limitations contained herein, the Borrower may determine the composition of the Collateral to be returned under this Section 4.3.

          4.4 Return of Collateral After Maturity and Other Events. The Lender will return any remaining Collateral to the Borrower after the occurrence of all of the following: (i) maturity of the Loan, (ii) the payment of all amounts due hereunder (including the application of all Collateral to payment of such amounts as permitted by the Loan Documents), (iii) the Closing of the acquisition of any Option Securities by the Optionee with respect to which the Optionee has submitted an Notice of Exercise, and (iv) the termination of any future ability, whether matured or contingent, of the Optionee to send any further Notice of Exercise to acquire Option Securities. The Lender shall not be required to return any Collateral to the Borrower prior to satisfaction of all requirements of the immediately preceding sentence, except to the extent required by Sections 4.1(b) or 4.3 hereof.

          4.5 Applications of Payments. Notwithstanding anything to the contrary contained in this Agreement, all payments of principal and interest under the Loan and the Other Loan shall be applied in a 75/25 ratio to outstanding amounts of principal and interest under the Loan and the Other Loan, respectively, regardless of how Borrower directs that such payments be applied. If Borrower desires to make any payment under the Loan with Loan Reduction Collateral, he may do so only if he makes a prepayment under the Other Loan with collateral (as the term "Collateral" is defined under the Other Loan Agreement) with a Current Fair Market Value equal to one-third (1/3) of the Current Fair Market Value of the applicable Loan Reduction Collateral and otherwise consisting of the same proportionate quantities of securities and other property as the applicable Split Collateral.

          4.6 Substitute Collateral. The Borrower shall, with the consent of the Lender and Optionee, be permitted to substitute for portions of the Collateral ("Replaced Collateral") securities ("Substitute Collateral") consisting of CPJ Shares or Units that have a Current Fair Market Value as of the date of substitution equal to that of the Replaced Collateral. In connection with any such substitution, the Borrower shall deliver such Substitute Collateral to the Lender shall make such representations and warranties, shall execute such documents and make such deliveries to evidence such Substitute Collateral, and shall provide such evidence of unencumbered title to the Substitute Collateral and the perfection of the Lender's security interest therein, as the Lender shall request. In the case of such a substitution, (1) Option Securities Collateral shall constitute the same portion of such Substitute Collateral as Option Securities Collateral constituted of the Replaced Collateral; and (2) Deferred Option Securities Collateral shall constitute the same portion of such Substitute Collateral as Deferred Option Securities Collateral constituted of the Replaced Collateral. If the Borrower has complied with the terms of this paragraph, then the Lender's and the Optionee's consent to such substitution shall not be unreasonably withheld. From and after the date of any such substitution, the Substitute Collateral shall constitute Collateral for all purposes of the Loan Documents and the Replaced Collateral will be promptly returned to Borrower.

     5. Warranties. The Borrower warrants that on the date hereof:

          5.1 Authorization. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents and the borrowing hereunder (i) are within the right, power, authority and capacity of the Borrower and (ii) do not and will not require any consent or approval of any governmental agency or authority or any other Person.

          5.2 No Conflicts. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents do not conflict with any agreement binding upon the Borrower or the Collateral or any court or administrative order or decree applicable to the Borrower.

          5.3 Validity and Binding Effect. This Agreement is, and the Notes and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          5.4 No Default. No Event of Default or Default has occurred and is continuing.

          5.5 Regulation G. The Borrower is not engaged in the business of purchasing or selling "margin stock," as defined in Regulation G of the Federal Reserve Board, or extending credit to others for the purpose of purchasing or carrying margin stock, and no part of the proceeds of the Loan will be used to purchase or carry any margin stock or for any other purpose, in each case in a manner which would violate any of the margin regulations of the Federal Reserve Board.

          5.6 Solvency. Prior to and after giving effect to the Agreement, (i) the Borrower's assets will exceed his liabilities and (ii) the Borrower will be solvent, will be able to pay his debts as they mature, will own cash and property with fair saleable value greater than the amount required to pay his debts and on-going obligations.

          5.7 Purpose. The proceeds of the Loan has be used by the Borrower solely for investment purposes. The Borrower agrees that the indebtedness evidenced by the Notes constitutes a business loan which comes within the purview of Section 205/4(1)(c) of Chapter 815 of the Illinois Compiled Statutes (formerly Section 6401(1)(c) of Ch. 17 of the Illinois Revised Statutes), and is not usurious.

     6. Events of Default and Remedies.

          6.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

               (a) Non-Payment on the Notes. Default in the payment when due of any principal of or interest on the Notes and the continuance of such default for more than ten (10) days after the Lender has provided Borrower notice of the failure to make such payment when due.

               (b) Agreements. Default in the performance of any of the Original Borrower's agreements set forth in any of the Loan Documents (and not constituting an Event of Default under any of the other subsections of this
     Section 6.1) and continuance of such default for sixty (60) days after notice thereof to the respective Original Borrower from the Lender.

               (c) Warranty. Any warranty made by the Original Borrowers in any of the Loan Documents is untrue in any material respect when made or deemed made, in each case, for sixty (60) days after notice thereof to the Borrower from the Lender.

               (d) Invalidity of Note. Any Note shall cease to be in full force and effect with respect to the Borrower or the Borrower shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Loan Document to be performed by Borrower, or the Borrower shall contest in any manner the validity, binding nature or enforceability of any Loan Document, and continuance of such default for sixty (60) days after notice thereof to the Borrower from the Lender.

               (e) Bankruptcy of Borrower. The bankruptcy of the Borrower (for purposes of this Loan Agreement, the bankruptcy of the Borrower shall be deemed to have occurred upon the expiration of sixty (60) days following the happening of any of the following: (i) the filing of an application by the Borrower for, or a consent to, the appointment of a trustee of his assets; (ii) the filing by the Borrower of a voluntary petition in bankruptcy or the filing by the Borrower of a pleading in any court of record admitting in writing his inability to pay his debts as they come due; (iii) the making by the Borrower of a general assignment for the benefit of creditors; (iv) the filing by the Borrower of an answer admitting the material allegations of, or his consenting to, or defaulting in answering, a bankruptcy petition filed against him in any bankruptcy proceeding; or (v) the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating the Borrower a bankrupt or appointing a trustee of his assets).

          6.2 Remedies. Subject to Section 7.2, if any Event of Default described in Section 6.1 shall have occurred and be continuing, in addition to any other remedies available under applicable law, the Lender may take any and all actions permitted by the Loan Documents and the Lender, upon notice to the Borrower, may declare the Notes to be due and payable, whereupon the Notes shall become immediately due and payable.

     7. General.

          7.1 Waiver and Amendments. No failure or delay on the part of the Lender or the holder of the Notes in the exercise of any power or right, and no course of dealing between the Borrower and the Lender or the holder of the Notes, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to the Lender or the holder of the Notes at law or in equity. No notice to or demand on the Borrower not required hereunder or under the Notes shall in any event entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Lender or the holder of the Notes to any other or further action in any circumstances without notice or demand. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by the Lender. Any waiver of any provision of this Agreement or the Notes, and any consent to any departure by the Borrower from the terms of any provision of this Agreement or the Notes, shall be effective only in the specific instance and for the specific purpose for which given.

          7.2 Non-Recourse. Nothing herein contained shall be deemed to cause the Borrower personally to be liable to pay any principal outstanding on the Notes, and the Lender shall not seek any personal or deficiency judgment with respect to any amount of the Notes, and the sole remedy of the Lender with respect to the payment of the Notes shall be against the Collateral securing the Notes and the income from, and other proceeds of, such Collateral; provided, however, that the foregoing shall not in any way affect the personal liability of the Borrower for: (a) payment of any interest on the Notes; (b) payment of any principal on the Notes solely to the extent and only to the extent of fifty percent (50%) of the amount, if any, by which the outstanding principal balance of the Loan at maturity (however such maturity occurs) exceeds the Current Fair Market Value, determined as of such maturity date, of the Collateral then subject to the Pledge Agreement; or (c) recover any expenses and other amounts due and owing to the Lender under Section 7.4, but only to the extent such expenses result from any successful action taken by Lender to enforce its rights under (a) or (b) above or this clause (c) or clause (d) below, or (d) Borrower's share of the costs incurred in determining the Fair Market Value of any securities, as provided in the definition of Fair Market Value.

          7.3 Notices. Except as otherwise expressly provided herein, any notice hereunder to the Borrower or the Lender shall be in writing (including telegraphic or facsimile communication) and shall be given to the Borrower or the Lender at his or its address or facsimile number set forth on the signature pages hereof or at such other address or facsimile number as the Borrower or the Lender may, by written notice, designate as his or its address or facsimile number for purposes of notice hereunder. Copies of notices to Borrower shall be sent to O'Melveny & Myers LLP, 990 Marsh Road, Menlo Park, California 94025-1949, Attn: Michael P. Whalen, Esq. Copies of notices to Lender shall be sent to: Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, Attention: Jay L. Bernstein, Esq. All such notices shall be deemed to be given when transmitted by facsimile, personally delivered or, in the case of a mailed notice, when sent by registered or certified mail, postage prepaid, in each case addressed as specified in this Section 7.3.

          7.4 Expenses. Subject to Section 7.2, the Borrower agrees to pay the Lender upon demand for all expenses, including reasonable fees of attorneys for the Lender and other legal expenses and costs of collection, incurred by the Lender in connection with the successful enforcement of the Borrower's obligations hereunder or under the Notes or under any Loan Document.

          7.5 Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited, invalidated or unenforceable in any jurisdiction then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          7.6 Law. THIS AGREEMENT AND THE NOTES SHALL BE CONTRACTS MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. BY EXECUTING THIS AGREEMENT, BORROWER ACKNOWLEDGES THAT HE UNDERSTANDS THE EFFECT OF THE APPLICATION OF ILLINOIS LAW TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. BORROWER ACKNOWLEDGES THAT, AFTER BEING ADVISED BY HIS COUNSEL, HE HAS FREELY CONSENTED TO THE APPLICATION OF ILLINOIS LAW.

          7.7 Successors. This Agreement shall be binding upon the Borrower, and the Lender and their respective heirs, representatives, successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender. Except as required by applicable law, the Borrower shall not assign his rights or duties hereunder without the prior written consent of the Lender; provided, that upon Borrower's death, Borrower's estate shall succeed to Borrower's rights, obligations and agreements hereunder (Borrower hereby agreeing to cause the same Persons to succeed in the same proportions to this Agreement and the other Loan Documents and the Other Loan Agreement and Loan Documents (as defined in the Other Loan Agreement) and provided further, that Borrower may assign his rights, obligations and agreements hereunder to members of his family and to trusts formed and maintained at all times after assignment for the benefit of members of his family (it being understood and agreed in such case that Borrower shall remain liable for all obligations under Section 7.2 hereunder and that Borrower shall assign all rights under the Other Loan and the Loan Documents (as defined in the Other Loan Agreement) to the same assignee). The Borrower shall provide the Lender with prior written notice of any such assignment.

          7.8 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. When counterparts executed by all of the parties hereto shall have been received by the Lender, this Agreement shall become effective as of the date hereof.

          7.9 No Presumption Against Drafter; Interpretation. All of the parties hereto have jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or if a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of the Loan Documents. Without limiting the foregoing, the word "his" shall be deemed to refer also, where possible, to "her" and "its" and the word "he" shall be deemed to refer also, wherever possible, to "she" and "it", including in all such cases in connection with references to the Borrower.

          7.10 Entire Understanding. Notwithstanding anything to the contrary or contained in the Subscription Agreement, this Agreement sets forth the entire agreement and understanding of the parties hereto in respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof and is not intended to confer upon any other person any rights or remedies hereunder. There have been no representations or statements, oral or written, that have been relied on by any party hereto, except those expressly set forth in this Agreement.

          7.11 Agent for Service of Process. In connection with any action by Lender for enforcement of any provision of this Agreement or any provision of any other Loan Document, Borrower has appointed The Prentice Hall Corporation
System, Inc. ("Prentice Hall") or any successor firm thereto, located in Chicago, Illinois, as his agent for service of process by executing the instrument attached hereto as Exhibit E. The foregoing appointment shall be deemed to be coupled with an interest and shall be irrevocable. If Prentice Hall ceases to exist and has no successors, then Borrower will execute similar substitute documents with a substitute agent as reasonably requested by Lender.

          7.12 Arbitration, Forum Selection and Consent to Jurisdiction. EACH OF THE BORROWER AND LENDER AGREES THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT BETWEEN SUCH PARTIES, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF

ILLINOIS LOCATED IN COOK COUNTY, ILLINOIS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. NOTWITHSTANDING THE FOREGOING, ANY CONTORVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS SHALL AT THE REQUEST OF ANY PARTY BE DETERMINED BY
ARBITRATION. THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND SHALL BE CONDUCTED IN SPRINGFIELD, ILLINOIS. THE ARBITRATOR(S) SHALL BE RETIRED FEDERAL DISTRICT COURT JUDGES. THE ARBITRATOR(S) SHALL GIVE EFFECT TO STATUTES OF LIMITATION IN DETERMINING ANY CLAIM. ANY CONTROVERSY CONCERNING WHETHER AN ISSUE IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S). ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION. JUDGMENT UPON THE ARBITRATION AWARD SHALL BE ENTERED EXCLUSIVELY IN ANY COURT OF THE STATE OF ILLINOIS LOCATED IN COOK COUNTY, ILLINOIS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE AWARD SHALL BE CONCLUSIVE AND BINDING, SUBJECT TO CHALLENGE ONLY ON ONE OR MORE OF THE FOLLOWING GROUNDS: (I) THE AWARD WAS PROCURED BY CORRUPTION, FRAUD OR OTHER UNDUE MEANS; (II) THERE WAS CORRUPTION IN ANY OF THE ARBITRATORS; (III) THE RIGHTS OF THE APPEALING PARTY WERE
SUBSTANTIALLY PREJUDICED BY MISCONDUCT OF A NEUTRAL ARBITRATOR; (IV) THE ARBITRATORS EXCEEDED THEIR POWERS AND THE AWARD CANNOT BE CORRECTED WITHOUT AFFECTING THE MERITS OF THE DECISION UPON THE CONTROVERSY SUBMITTED; (V) THE RIGHTS OF THE APPEALING PARTY WERE SUBSTANTIALLY PREJUDICED BY THE REFUSAL OF THE ARBITRATORS TO POSTPONE ANY HEARING UPON SUFFICIENT CAUSE BEING SHOWN THEREFOR OR BY THE REFUSAL OF THE ARBITRATORS TO HEAR EVIDENCE MATERIAL TO THE CONTROVERSY OR BY OTHER CONDUCT OF ANY ARBITRATOR CONTRARY TO THE ARBITRATION RULES; (VI) ANY OTHER GROUNDS WHICH PERMIT APPEAL UNDER THE ARBITRATION RULES; OR (VII) BASED UPON THE ARBITRATOR'S INCORRECT APPLICATION OF ILLINOIS STATUTORY OR COMMON LAW. THE VALIDITY AND ENFORCEABILITY OF AN ARBITRATION DECISION IS TO BE DETERMINED EXCLUSIVELY BY THE ILLINOIS COURTS PURSUANT TO THE PROVISIONS HEREOF. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO LIMIT THE RIGHT OF LENDER
(A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET-OFF, OR (B) TO FORECLOSE AGAINST ANY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF OR THE APPOINTMENT OF A RECEIVER. LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH COLLATERAL, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, THE LENDER SHALL NOT BE ENTITLED TO EXERCISE SELF-HELP REMEDIES OR FORECLOSE UPON THE COLLATERAL UNTIL IT HAS FIRST ATTEMPTED TO APPLY THE COLLATERAL TO PAYMENTS UNDER THE LOAN AS PERMITTED UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND WAS NOT ABLE PROMPTLY TO SO APPLY THE COLLATERAL AT SUCH TIME OR TIMES AS PERMITTED UNDER THE LOAN DOCUMENTS, REGARDLESS OF THE REASON THEREFOR (FOR PURPOSES OF CLARITY, IF ANY ARBITRATOR OR JUDGE RENDERS OR FAILS TO RENDER ANY PRELIMINARY OR OTHER DECISION OR BORROWER OR ANY OTHER PERSON TAKES ANY ACTION THE EFFECT OF WHICH IS TO PREVENT OR DELAY EXERCISE OF ANY RIGHT OF LENDER TO THE COLLATERAL, THEN LENDER SHALL THEREUPON BE ENTITLED TO EXERCISE SELF-HELP REMEDIES OR FORECLOSE UPON THE COLLATERAL). NEITHER THE EXERCISE OF SELF-

HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. EACH OF THE BORROWER AND LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS IN CONNECTION WITH ANY LITIGATION HEREUNDER, INCLUDING THE ENTERING OF ANY JUDGMENT UPON AN ARBITRATION AWARD. EACH OF THE BORROWER AND LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         [The remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, this Third Amended and Restated Investment Loan Agreement has been duly executed and delivered as of the day and year first written above.

                           BORROWER:



                           -------------------------------
                           [                   ]
                            -------------------
                           Address: [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------

                           THE TRUST:

                           -------------------------------
                           [                   ]
                            -------------------


                           By:  _______________________________
                                [                   ], Trustee
                                 -------------------

                           Address: [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------

                    LENDER:

                    CWS COMMUNITIES LP,
                    a Delaware limited partnership

                    By:  Second Merger Sub, LLC,
                         its general partner

                         By: _____________________
                             Name:
                             Title:

                    Address: c/o Falcon Farms
                             2507 214th Street North
                             Port Byron, Illinois 61275
                             Attention: Mr. Gary P. McDaniel and
                                        Mr. Rees F. Davis, Jr.

                             With a copy to:

                             c/o Chateau Communities, Inc.
                             6160 S. Syracuse Way
                             Greenwood Village, Colorado 80111
                             Attention: Mr. Gary P. McDaniel and
                                        Mr. Rees F. Davis, Jr.

                    WS Option Corp. joins in the execution of this Agreement solely for the purpose of binding itself to the obligations of the Optionee set forth in Section 4 of this Agreement.

                    WS OPTION CORP.,
                    a Delaware corporation

                    By:  _____________________
                         Name:
                         Title:

                    Address: c/o Falcon Farms
                             2507 214th Street North
                             Port Byron, Illinois 61275
                             Attention: Mr. Gary P. McDaniel and
                                        Mr. Rees F. Davis, Jr.

                             With a copy to:

                             c/o Chateau Communities, Inc.
                             6160 S. Syracuse Way
                             Greenwood Village, Colorado 80111
                             Attention: Mr. Gary P. McDaniel and
                                        Mr. Rees F. Davis, Jr.

                                   EXHIBIT A-1

                        FORM OF NOTE 1 - INVESTMENT LOAN

       THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH LAWS OR THE AVAILABILITY OF AN
                  EXEMPTION FROM REGISTRATION UNDER SUCH LAWS.

THIS NOTE AMENDS AND RESTATES THAT CERTAIN PROMISSORY NOTE DATED MARCH 16, 1999,
             MADE BY [____________] AND [_________] IN FAVOR OF CWS
          COMMUNITIES LP IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,500,000

         PAYMENT OF THIS NOTE IS NON-RECOURSE TO THE BORROWER EXCEPT AS
               PROVIDED IN THE LOAN AGREEMENT REFERRED TO HEREIN.

            AMENDED AND RESTATED PROMISSORY NOTE 1 - INVESTMENT LOAN

$1,500,000

                                                             Due: March 16, 2009
                                               Chicago, Illinois: August 2, 2001

     FOR VALUE RECEIVED, the undersigned, [ ], in his individual capacity (the "Borrower"), promises to pay to the order of CWS Communities LP, a Delaware limited partnership, (the "Lender"), the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000), payable in full on March 16, 2009, unless extended as specified in the Loan Agreement (as defined herein).

     The Borrower further promises to pay interest on the unpaid principal amount of this Amended and Restated Promissory Note 1 - Investment Loan (this "Note") from the date hereof until the Note is paid in full, payable at the rates and at the times as contemplated in the Loan Agreement. In addition, on or before October 1, 2001, Borrower promises to pay any accrued and unpaid interest under the Mar. 99 $1.5m Note, the Jun. 99 $1.5m Note, the Dec. 99 $1.5m Note and the Sept. 00 $3m Note.

     All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the Lender's office at c/o Falcon Farms, 2507 214th Street North, Port Byron, Illinois 61275, Attention: Mr. Gary P. McDaniel and Mr. Rees F. Davis, or at such other place as may be designated by the Lender to the Borrower in writing.

     This Note is one of the notes referred to in, and is subject to all the terms and conditions of, and evidences indebtedness incurred under, the Third Amended and Restated Investment Loan Agreement, dated as of the date hereof (and, if amended, modified or supplemented, all amendments, modifications and supplements thereto) (the "Loan Agreement"), between the Borrower and the Lender, to which Loan Agreement reference is made for a statement of the terms and provisions thereof including Section 7.2 thereof, and those under which such indebtedness may be declared to be immediately due and payable. Without limiting the foregoing, there shall be no payment and subsequent reborrowing under this Note.

     This Note is secured by the personal property described in the Pledge Agreement, to which reference is made for a description of the collateral provided thereby and the rights of the Lender and the Original Borrowers in respect of such collateral.


                                     A-1-1

     The Pledge Agreement is subject to the exercise of the option under the Option Agreement.

     Without limiting the applicability of any particular provision of the Loan Agreement to this Note, it is understood that this Note, together with that certain Amended and Restated Promissory Note 2 - Investment Loan, Amended and Restated Promissory Note 3 - Investment Loan and Amended and Restated Promissory
Note 4 - Investment Loan issued under the Loan Agreement, are subject to the provisions of Section 7.2 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                                    * * * * *


                                     A-1-2

         This Note is made under and governed by the internal laws of the State of Illinois.

                           BORROWER:




                           -------------------------------
                           [                   ]
                            -------------------

                           Address: [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------


                                     A-1-3

                                   EXHIBIT A-2

                        FORM OF NOTE 2 - INVESTMENT LOAN

      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH LAWS OR THE AVAILABILITY OF AN
                  EXEMPTION FROM REGISTRATION UNDER SUCH LAWS.

 THIS NOTE AMENDS AND RESTATES THAT CERTAIN PROMISSORY NOTE DATED JUNE 14, 1999,
       MADE BY [________] AND [_________________________] IN FAVOR OF CWS
         COMMUNITIES LP IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,500,000

     PAYMENT OF THIS NOTE IS NON-RECOURSE TO THE BORROWER EXCEPT AS PROVIDED
                   IN THE LOAN AGREEMENT REFERRED TO HEREIN.

            AMENDED AND RESTATED PROMISSORY NOTE 2 - INVESTMENT LOAN

$1,500,000

                                                              Due: June 14, 2009
                                               Chicago, Illinois: August 2, 2001

     FOR VALUE RECEIVED, the undersigned, [ ], in his individual capacity (the "Borrower"), promises to pay to the order of CWS Communities LP, a Delaware limited partnership, (the "Lender"), the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000), payable in full on June 14, 2009, unless extended as specified in the Loan Agreement (as defined herein).

     The Borrower further promises to pay interest on the unpaid principal amount of this Amended and Restated Promissory Note 2 - Investment Loan (this "Note") from the date hereof until the Note is paid in full, payable at the rates and at the times as contemplated in the Loan Agreement. In addition, on or before October 1, 2001, Borrower promises to pay any accrued and unpaid interest under the Mar. 99 $1.5m Note, the Jun. 99 $1.5m Note, the Dec. 99 $1.5m Note and the Sept. 00 $3m Note.

     All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the Lender's office at c/o Falcon Farms, 2507 214th Street North, Port Byron, Illinois 61275, Attention: Mr. Gary P. McDaniel and Mr. Rees F. Davis, or at such other place as may be designated by the Lender to the Borrower in writing.

     This Note is one of the notes referred to in, and is subject to all the terms and conditions of, and evidences indebtedness incurred under, the Third Amended and Restated Investment Loan Agreement, dated as of the date hereof (and, if amended, modified or supplemented, all amendments, modifications and supplements thereto) (the "Loan Agreement"), between the Borrower and the Lender, to which Loan Agreement reference is made for a statement of the terms and provisions thereof including Section 7.2 thereof, and those under which such indebtedness may be declared to be immediately due and payable. Without limiting the foregoing, there shall be no payment and subsequent reborrowing under this Note.


                                     A-2-1

     This Note is secured by the personal property described in the Pledge Agreement, to which reference is made for a description of the collateral provided thereby and the rights of the Lender and the Original Borrowers in respect of such collateral.

     The Pledge Agreement is subject to the exercise of the option under the Option Agreement.

     Without limiting the applicability of any particular provision of the Loan Agreement to this Note, it is understood that this Note, together with that certain Amended and Restated Promissory Note 1 - Investment Loan, Amended and Restated Promissory Note 3 - Investment Loan and Amended and Restated Promissory
Note 4 - Investment Loan issued under the Loan Agreement, are subject to the provisions of Section 7.2 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                                    * * * * *


                                     A-2-2

         This Note is made under and governed by the internal laws of the State of Illinois.

                           BORROWER:



                           ----------------------
                           [         ]
                            ---------

                           Address: [            ]
                                     ------------
                                    [            ]
                                     ------------
                                    [            ]
                                     ------------


                                     A-2-3

                                   EXHIBIT A-3

                        FORM OF NOTE 3 - INVESTMENT LOAN

       THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH LAWS OR THE AVAILABILITY OF AN
                  EXEMPTION FROM REGISTRATION UNDER SUCH LAWS.

        THIS NOTE AMENDS AND RESTATES THAT CERTAIN PROMISSORY NOTE DATED DECEMBER 15, 1999, MADE BY [___________] AND [____________________] IN FAVOR
      OF CWS COMMUNITIES LP IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,500,000

           PAYMENT OF THIS NOTE IS NON-RECOURSE TO THE BORROWER EXCEPT
              AS PROVIDED IN THE LOAN AGREEMENT REFERRED TO HEREIN.

            AMENDED AND RESTATED PROMISSORY NOTE 3 - INVESTMENT LOAN

$1,500,000

                                                          Due: December 15, 2009
                                               Chicago, Illinois: August 2, 2001

     FOR VALUE RECEIVED, the undersigned, [ ], in his individual capacity (the "Borrower"), promises to pay to the order of CWS Communities LP, a Delaware limited partnership, (the "Lender"), the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000), payable in full on December 15, 2009, unless extended as specified in the Loan Agreement (as defined herein).

     The Borrower further promises to pay interest on the unpaid principal amount of this Amended and Restated Promissory Note 3 - Investment Loan (this "Note") from the date hereof until the Note is paid in full, payable at the rates and at the times as contemplated in the Loan Agreement. In addition, on or before October 1, 2001, Borrower promises to pay any accrued and unpaid interest under the Mar. 99 $1.5m Note, the Jun. 99 $1.5m Note, the Dec. 99 $1.5m Note and the Sept. 00 $3m Note.

     All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the Lender's office at c/o Falcon Farms, 2507 214th Street North, Port Byron, Illinois 61275, Attention: Mr. Gary P. McDaniel and Mr. Rees F. Davis, or at such other place as may be designated by the Lender to the Borrower in writing.

     This Note is one of the notes referred to in, and is subject to all the terms and conditions of, and evidences indebtedness incurred under, the Third Amended and Restated Investment Loan Agreement, dated as of the date hereof (and, if amended, modified or supplemented, all amendments, modifications and supplements thereto) (the "Loan Agreement"), between the Borrower and the Lender, to which Loan Agreement reference is made for a statement of the terms and provisions thereof including Section 7.2 thereof, and those under which such indebtedness may be declared to be immediately due and payable. Without limiting the foregoing, there shall be no payment and subsequent reborrowing under this Note.

     This Note is secured by the personal property described in the Pledge Agreement, to which reference is made for a description of the collateral provided thereby and the rights of the Lender and the Original Borrowers in respect of such collateral.


                                     A-3-1

     The Pledge Agreement is subject to the exercise of the option under the Option Agreement.

     Without limiting the applicability of any particular provision of the Loan Agreement to this Note, it is understood that this Note, together with that certain Amended and Restated Promissory Note 1 - Investment Loan, Amended and Restated Promissory Note 2 - Investment Loan and Amended and Restated Promissory
Note 4 - Investment Loan issued under the Loan Agreement, are subject to the provisions of Section 7.2 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                                    * * * * *


                                     A-3-2

         This Note is made under and governed by the internal laws of the State of Illinois.

                           BORROWER:



                           -----------------------------------
                           V

                           Address: [                ]
                                     ----------------
                                    [                ]
                                     ----------------
                                    [                ]
                                     ----------------


                                     A-3-3

                                   EXHIBIT A-4

                        FORM OF NOTE 4 - INVESTMENT LOAN

 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
           OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE
    TRANSFERRED WITHOUT REGISTRATION UNDER SUCH LAWS OR THE AVAILABILITY OF
                AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS.

        THIS NOTE AMENDS AND RESTATES THAT CERTAIN PROMISSORY NOTE DATED SEPTEMBER 26, 2000, MADE BY [______________] AND [________________] IN
   FAVOR OF CWS COMMUNITIES LP IN THE ORIGINAL PRINCIPAL AMOUNT OF $3,000,000

           PAYMENT OF THIS NOTE IS NON-RECOURSE TO THE BORROWER EXCEPT
              AS PROVIDED IN THE LOAN AGREEMENT REFERRED TO HEREIN.

            AMENDED AND RESTATED PROMISSORY NOTE 4 - INVESTMENT LOAN

$3,000,000

                                                          Due: September 26,2010
                                               Chicago, Illinois: August 2, 2001

     FOR VALUE RECEIVED, the undersigned, [___________], in his individual capacity (the "Borrower"), promises to pay to the order of CWS Communities LP, a Delaware limited partnership, (the "Lender"), the principal sum of THREE MILLION DOLLARS ($3,000,000), payable in full on September 26, 2010, unless extended as specified in the Loan Agreement (as defined herein).

     The Borrower further promises to pay interest on the unpaid principal amount of this Amended and Restated Promissory Note 4 - Investment Loan (this "Note") from the date hereof until the Note is paid in full, payable at the rates and at the times as contemplated in the Loan Agreement. In addition, on or before October 1, 2001, Borrower promises to pay any accrued and unpaid interest under the Mar. 99 $1.5m Note, the Jun. 99 $1.5m Note, the Dec. 99 $1.5m Note and the Sept. 00 $3m Note.

     All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the Lender's office at c/o Falcon Farms, 2507 214th Street North, Port Byron, Illinois 61275, Attention: Mr. Gary P. McDaniel and Mr. Rees F. Davis, or at such other place as may be designated by the Lender to the Borrower in writing.

     This Note is one of the notes referred to in, and is subject to all the terms and conditions of, and evidences indebtedness incurred under, the Third Amended and Restated Investment Loan Agreement, dated as of the date hereof (and, if amended, modified or supplemented, all amendments, modifications and supplements thereto) (the "Loan Agreement"), between the Borrower and the Lender, to which Loan Agreement reference is made for a statement of the terms and provisions thereof including Section 7.2 thereof, and those under which such indebtedness may be declared to be immediately due and payable. Without limiting the foregoing, there shall be no payment and subsequent reborrowing under this Note.

     This Note is secured by the personal property described in the Pledge Agreement, to which reference is made for a description of the collateral provided thereby and the rights of the Lender and the Original Borrowers in respect of such collateral.


                                     A-4-1

     The Pledge Agreement is subject to the exercise of the option under the Option Agreement.

     Without limiting the applicability of any particular provision of the Loan Agreement to this Note, it is understood that this Note, together with that certain Amended and Restated Promissory Note 1 - Investment Loan, Amended and Restated Promissory Note 2 - Investment Loan and Amended and Restated Promissory
Note 3 - Investment Loan issued under the Loan Agreement, are subject to the provisions of Section 7.2 of the Loan Agreement.

     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                                   * * * * *


                                     A-4-2

         This Note is made under and governed by the internal laws of the State of Illinois.

                           BORROWER:



                           -------------------------------------
                           [        ]
                            -------

                           Address: [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------


                                     A-4-3

                                    EXHIBIT B

            FORM OF AMENDED AND RESTATED INVESTMENT PLEDGE AGREEMENT


     THIS AMENDED AND RESTATED INVESTMENT PLEDGE AGREEMENT (this "Agreement"), dated as of August 2, 2001 is between [ ] and [ ] (the "Trust"), jointly and severally (Borrower and the Trust hereinafter collectively referred to as, the "Pledgor") and CWS Communities LP, a Delaware registered limited partnership (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Pledgor and Lender have entered into that certain Loan Agreement, dated March 4, 1998, as amended by that certain First Amended and Restated Loan Agreement dated as of March 16, 1999, between Pledgor and Lender, and that certain Second Amended and Restated Loan Agreement dated as of June 24, 1999, between Pledgor and Lender (collectively, the "Original Loan Agreement");

     WHEREAS, pursuant to the Original Loan Agreement, Lender loaned $7,500,000 to the Pledgor as evidenced by, among other things, (i) that certain Promissory Note dated March 16, 1999, made by Pledgor in favor of Lender in the original principal amount of $1,500,000; (ii) that certain Promissory Note dated June 14, 1999, made by Pledgor in favor of Lender in the original principal amount of $1,500,000; (iii) that certain Promissory Note dated December 15, 1999, made by Pledgor in favor of Lender in the original principal amount of $1,500,000; and
(iv) that certain Promissory Note dated September 26, 2000, made by Pledgor in favor of Lender in the original principal amount of $3,000,000;

     WHEREAS, as security for the Loan, among other things, Pledgor executed that certain Investment Pledge Agreement dated as of March 16, 1999, made by Pledgor in favor of Lender, as amended by First Amendment to Investment Pledge Agreement dated as of June 14, 1999, between Pledgor and Lender, Second Amendment to Investment Pledge Agreement dated as of December 15, 1999, between Pledgor and Lender, and Third Amendment to Investment Pledge Agreement dated as of September 26, 2000 (collectively, the "Original Pledge Agreement");

     WHEREAS, Lender is a party to that certain Agreement and Plan of Merger dated as of June 6, 2001 (the "Merger Agreement"), among CPJ, Chateau OP, certain merger subsidiaries named therein, CWS, Lender, and Security Capital Manufactured Housing Incorporated, a Delaware corporation. Pursuant to the terms of the Merger Agreement, Lender will be acquired through merger by and become a wholly owned subsidiary of Chateau OP;

     WHEREAS, in connection with the Merger Agreement, Pledgor is a party to that certain CP Limited Partnership Election and Subscription Agreement for Units of Limited Partner Interests dated as of June 6, 2000 (the "Subscription Agreement"), among Pledgor, CPJ and Chateau OP, whereby, among other things, Pledgor consented to certain modifications to the Original Loan Agreement and the Original Pledge Agreement;

     WHEREAS, the parties desire to amend and restate the provisions of the Original Pledge Agreement to, among other things, (i) provide for the reaffirmation by Pledgor of its obligations thereunder; and (ii) modify certain of the terms in accordance with the Subscription Agreement. In exchange for the same, contemporaneously herewith, Lender has released the Trust as a borrower under the Loan Agreement;

     NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Pledgor under or in connection with the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

         "Borrower" - see Preamble.

         "Chateau  OP" has  the  meaning  assigned  to  such  term in the  Loan
     Agreement.

         "Collateral" - see Section 2.

         "CPJ" has the meaning assigned to such term in the Loan Agreement.

         "CPJ  Shares"  has  the  meaning  assigned  to such  term in the  Loan
     Agreement.

         "CWS" has the meaning assigned to such term in the Loan Agreement.

         "Default" has the meaning assigned to such term in the Loan Agreement.

         "Event of Default" means an Event of Default under Section 7 of the Loan Agreement.

         "Excess Portion" has the meaning set forth in Section 5(c).

         "Excess Portion Payment" has the meaning set forth in Section 5(c).

         "Issuer" means the issuer of the partnership interests representing all of the Collateral.

         "Liabilities" means all obligations (monetary or otherwise) of the Pledgor and each other Person (other than the Lender) obligated under, or otherwise a party to, any Loan Document, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, joint or several, absolute or contingent, now or hereafter existing, or due or to become due, which arise under or in connection with the Loan Agreement, the Notes, this Agreement, any other Loan Document or any document or instrument executed in connection therewith.

         "Lender" - see Preamble.

         "Loan" has the meaning assigned to such term in the Loan Agreement.

         "Loan Document" has the meaning assigned to such term in the Loan Agreement.

         "Merger Agreement" - see Preamble.

         "Notes" has the meaning assigned to such term in the Loan Agreement.

         "Option" has the meaning provided in the Option Agreement.

         "Option Agreement" means the Option Agreement executed in the form attached as Exhibit C to the Loan Agreement.

         "Option Securities Collateral" has the meaning provided in the Option Agreement.

         "Optionee" has the meaning provided in the Option Agreement.

         "Original Loan Agreement" - see Preamble.

         "Original Pledge Agreement" - see Preamble.

         "Person" has the meaning assigned to such term in the Loan Agreement.

         "Pledgor" - see Preamble.

         "Subscription Agreement" - see Preamble.

         "Trust" has the meaning assigned to such term in the Loan Agreement.

         "Units" has the meaning assigned to such term in the Loan Agreement.

         "Withheld Distributions" has the meaning set forth in Section 5 B.

     2. Pledge. As security for the payment and performance of the Notes and the obligations of Pledgor, as Optionor under the Option Agreement, the Pledgor hereby pledges to the Lender, and grants to the Lender a continuing security interest in, all of the following, whether now or hereafter existing or acquired:

          A. All of the CPJ Shares and the Units described in Schedule A hereto, all of the certificates and/or instruments representing or evidencing such CPJ Shares or Units, and all cash, securities (including and CPJ Shares or Units), interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such CPJ Shares or Units;

          B. All other Units or CPJ Shares hereafter delivered to the Lender in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such CPJ Shares or Units, and all cash, securities, interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for such CPJ Shares or Units; and

          C. All products and proceeds of all of the foregoing.

     All of the foregoing are herein collectively called the "Collateral."

     The Pledgor agrees to deliver to the Lender, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers or other similar endorsement executed in blank), any Collateral which may at any time or from time to time be in or come into the possession or control of the Pledgor; and prior to the delivery thereof to the Lender, such Collateral shall be held by the Pledgor separate and apart from his other property and in express trust for the Lender.

     3. Warranties; Further Assurances. The Pledgor warrants to the Lender that:

          (a) For each entry on Schedule A hereto, each Person listed as a "Pledgor" on such schedule is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the lawful, legal and equitable owner of all of the Collateral listed opposite to such Person's name on

Schedule A free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder and the rights of Optionee under the Option Agreement, with full right, power, authority and capacity to pledge the Collateral to the Lender hereunder;

          (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid, perfected, first priority security interest in the Collateral in favor of the Lender;

          (c) all documentary, stamp or other taxes or fees owing in connection with the transfer and/or pledge of the Collateral hereto have been paid in full and will hereafter be paid by the Pledgor as such become due and payable;

          (d) the execution, delivery and performance by the Pledgor of this Agreement and the Option Agreement are within the right, power, authority and capacity of the Pledgor and do not and will not require any consent or approval of any governmental agency or authority or any other Person;

          (e) the execution, delivery and performance by the Pledgor of this Agreement and the Option Agreement do not conflict with any agreement binding upon the Pledgor or the Collateral or any court or administrative order or decree applicable to the Pledgor;

          (f) this Agreement and the Option Agreement are, when duly executed and delivered legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies;

          (g) no Event of Default or Default has occurred and is continuing; and

          (h) prior to and after giving effect to the Pledge Agreement and the Option Agreement, (i) each Pledgor's assets will exceed its liabilities and (ii) each Pledgor will be solvent, will be able to pay its debts as they mature, and will own cash and property with fair saleable value greater than the amount required to pay its debts and on-going obligations.

     So long as any of the Liabilities shall be outstanding, the Pledgor (i) shall not, without the express prior written consent of the Lender, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the securities which are pledged hereunder, or otherwise diminish or impair any of his rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Lender) and do such other acts and things, all as the Lender may from time to time reasonably request, to establish and maintain a valid, perfected, first priority security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever except those arising under the Option Agreement) to secure the performance and payment of the Liabilities; and (iii) will execute and deliver to the Lender such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Lender, as the Lender may reasonably request; provided, however, that upon approval of documents reasonably satisfactory to the Lender to protect in full its interest in the Collateral, including receipt of a pledge agreement signed by the transferee as to the Collateral in form and substance satisfactory to the Lender, the Pledgor may transfer any or all of the Collateral, subject to the pledge of this Agreement and the Option Agreement, to Borrower's parents, lineal descendants (including those through adoption) or spouse of Borrower or to a trust for the benefit of Borrower, any of his parents, lineal descendants (including those through adoption) or his spouse.

     4. Holding in Name of Lender. The Lender may from time to time after the occurrence and during the continuance of an Event of Default, upon notice to the Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Lender or any nominee or sub-agent for the Lender, as long as it discloses that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Collateral,
(e) enforce collection of any of the Collateral by suit or otherwise, and (f) take control of any proceeds of the Collateral (provided, that Lender shall not be permitted to take control of any dividends paid with respect to the Collateral prior to the occurrence of such Event of Default).

     5. Voting Rights, Dividends, etc.

       (a) Notwithstanding certain provisions of Section 2 or Section 4 hereof, so long as the Lender has not properly given the notice referred to in paragraph
(b) below:

          A. The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Pledgor of stock purchase or subscription rights may be made only from funds of the Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose.

          B. The Pledgor shall be entitled to receive and retain any and all lawful distributions or dividends payable in respect of the Collateral resulting from property operations (as opposed to sales, financings or other capital events) which are paid by any Issuer, but (i) all distributions resulting from sales, financings and other capital events ("Withheld Distributions") shall be handled as described in Section 5(c) below, and (ii) all dividends and distributions in respect of the Collateral or any part thereof made in partnership interests or shares of stock of the Issuer, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right to the extent consideration is not paid in connection with such exercise, shall be and become part of the Collateral hereunder and, if received by the Pledgor, shall be forthwith delivered to the Lender in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank or other similar endorsement) to be held for the purposes of this Agreement.

          C. The Lender shall execute and deliver, or cause to be executed and delivered, to the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the distributions or dividends which it is authorized to retain pursuant to clause (B) above.

     (b) Upon notice from the Lender during the existence of an Event of Default, and so long as the same shall be continuing, all rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgor to receive and retain distributions or dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Lender which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Lender pursuant to this paragraph (b) shall be retained by the Lender as additional Collateral hereunder and applied in accordance with the provisions hereof, except that, to the extent such amounts are cash or cash equivalents, they shall be promptly applied to any amounts owing under the Notes.

     (c) Withheld Distributions shall be handled as described in this Section 5(c). An amount equal to the Option Securities Percentage (as defined in the Option Agreement relating to the Option) of the Excess Portion shall be applied by Lender as a prepayment of the Loan and shall reduce the principal balance of the Notes pro-rata (each such payment, an "Excess Portion Payment"), with the remainder of the Excess Portion being paid to the Pledgor. The Withheld Distributions that are not disposed under the preceding sentence shall, if Pledgor tenders substitute Collateral that is reasonably acceptable to Lender, be paid to Pledgor; provided, that if such substitute Collateral is not reasonably acceptable to Lender, then such Withheld Distributions shall be applied as prepayments under the Loan. For purposes of determining whether proposed substitute Collateral is acceptable to Lender for purposes of this
Section 5(c), CPJ Shares or Units shall be deemed to be an acceptable form of Collateral.

         The "Excess Portion" means, with respect to any distributions and dividends, the portion thereof, if any, resulting from proceeds from asset dispositions or non-recourse financings in excess of the original cost of the underlying asset and capitalized improvements thereto (determined under generally accepted accounting principles, without reduction for depreciation). The Excess Portion for each Withheld Distribution shall be determined by CPJ and approved in good faith by its Board of Directors. Upon such approval, Pledgor shall accept such determination and the same shall be deemed final, unless there is manifest error or the approval by the Board of Directors of CPJ was not done in good faith.

     6. Event of Default; Remedies. Whenever an Event of Default shall exist, upon notice to the Pledgor, the Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Notwithstanding the foregoing, the Lender shall not be entitled to exercise self-help remedies or foreclose upon the Collateral until it has first attempted to apply the Collateral to payments under the Loan as permitted under this Agreement and the other Loan Documents and was not able promptly to so apply the Collateral at such time or times as permitted under the Loan Documents, regardless of the reason therefor (for purposes of clarity, if any arbitrator or judge renders or fails to render any preliminary or other decision or Pledgor or any other Person takes any action the effect of which is to prevent or delay exercise of any right of Lender to the Collateral, then Lender shall thereupon be entitled to exercise self-help remedies or foreclose upon the Collateral). Any proceeds of any of the Collateral may be applied by the Lender to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Lender toward the payment of such of the Liabilities, and in such order of application, as the Lender may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Pledgor or as a court of competent jurisdiction shall direct).

     The Lender is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Lender shall not be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     Notwithstanding anything in this Pledge Agreement to the contrary, the Lender's exercise of the remedies permitted by this Pledge Agreement shall in no event result in recourse to the Borrower for any amounts in excess of those permitted by Section 7.2 of the Loan Agreement.

     7. Option. This Agreement and the security interests and pledge granted hereunder are equal in priority (neither subordinate nor superior) to the Option, it being understood that the rights of the Lender and the Optionee with respect to the Option Securities Collateral (as defined in the Option Agreement) shall be governed as set forth in Sections 4.1 and 4.2 of the Loan Agreement.

     8. General.

         The Lender and Pledgor shall provide notices to the other in the manner prescribed by the Loan Agreement.

         The Trust shall:

               (i) preserve, or cause to be preserved, and keep in full force and effect their entity status, rights and privileges under the laws of the state of their formation;

               (ii) not (nor  shall  any  general  partner,  managing  member or trustee therein) wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of their assets, or acquire all or substantially all of the assets of the business of any Person; and

               (iii)shall  conduct  business only in each of their own names and shall not change their name, identity, or organizational structure, or the location of their chief executive office or principal place of business;

               unless, in each case, The Trust (a) shall have obtained the prior written consent of Lender to such change or transaction listed in
               (ii), which consent shall not be unreasonably withheld, and (b) shall have taken all actions as necessary to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents.

         Borrower shall:

               (i) not change his name or identity, unless he (a) shall have obtained the prior written consent of Lender to such change, which consent shall not be unreasonably withheld, and (b) shall have taken all actions as necessary to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents.

               (ii) not  change the  location  of his  residence,  unless he (a)
                    shall have provided Lender with thirty (30) days prior written notice of such change, and (b) shall have taken all actions as necessary to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents.

     The Pledgor agrees to pay all expenses (including, without limitation, reasonable attorney's fees and legal expenses) paid or incurred by the Lender in successfully enforcing this Agreement against the Pledgor.

     No delay on the part of the Lender in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Lender, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     This Agreement shall remain in full force and effect until the Notes have been paid in full. If at any time all or any part of any payment theretofore applied by the Lender to the Notes is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Pledgor), such liability shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such liability, all as though such application by the Lender had not been made.

     All obligations of the Pledgor and all rights, powers and remedies of the Lender expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Agreement shall be construed in accordance with and governed by the internal laws of the State of Illinois.

     Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     The use of the masculine, feminine or neuter gender herein shall not limit any provision of the Loan Documents. Without limiting the foregoing, the word "his" shall be deemed to refer also, where possible, to "her" and "its" and the word "he" shall be deemed to refer also, wherever possible, to "she" and "it", including in all such cases in connection with references to the Borrower.

     Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     This Agreement shall be binding upon the Pledgor and the Lender and their respective heirs, representatives, successors and assigns, and shall inure to the benefit of the Pledgor and the Lender and the successors and assigns of the Lender. Except as required by applicable law, the Pledgor shall not assign its rights or duties hereunder without the prior written consent of Lender.

     This Agreement may be executed in any number of the deemed an original but all such counterparts shall together constitute but one and the same Agreement.

     At the option of the Lender, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

     Notwithstanding anything to the contrary or contained in the Subscription Agreement, this Agreement sets forth the entire agreement and understanding of the parties hereto in respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof and is not intended to confer upon any other person any rights or remedies hereunder. There have been no representations or statements, oral or written, that have been relied on by any party hereto, except those expressly set forth in this Agreement.

     If the Pledgor is comprised of more than one Person, such Persons shall be jointly and severally liable for all obligations of Pledgor hereunder; provided, however, that the heirs of [__________] shall not be jointly and severally liable hereunder to the extent they succeed to the rights and obligations hereunder upon the death of [__________].

     EACH PLEDGOR AND LENDER AGREES THAT SECTION 7.12 OF THE LOAN AGREEMENT SHALL APPLY TO THIS AGREEMENT.

     IN WITNESS WHEREOF, this Amended and Restated Investment Pledge Agreement has been duly executed and delivered as of the day and year first written above.

                           PLEDGOR:



                           ------------------------
                           [          ]
                            ----------

                           Address: [                ]
                                     ----------------
                                    [                ]
                                     ----------------
                                    [                ]
                                     ----------------


                          [                ]
                           ----------------



                           By:
                                -----------------------------------
                                [                   ], Trustee
                                 -------------------

                           Address: [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------
                                    [                   ]
                                     -------------------

                           LENDER:

                           CWS COMMUNITIES LP,
                           a Delaware limited partnership

                           By:  Second Merger Sub, LLC,
                                its general partner


                                By: _____________________
                                    Name:
                                    Title:

                           Address: c/o Falcon Farms
                                    2507 214th Street North
                                    Port Byron, Illinois 61275
                                    Attention: Mr. Gary P. McDaniel and
                                               Mr. Rees F. Davis, Jr.

                                    With a copy to:

                                    c/o Chateau Communities, Inc.
                                    6160 S. Syracuse Way
                                    Greenwood Village, Colorado 80111
                                    Attention: Mr. Gary P. McDaniel and
                                               Mr. Rees F. Davis, Jr.

                                   SCHEDULE A
                               TO PLEDGE AGREEMENT



                           UNITS

                -----------------------------
                   Pledgor               No.
                -----------------------------
                -----------------------------
                  The Trust          276,000
                -----------------------------
                -----------------------------
                -----------------------------
                    Total            276,000
                -----------------------------

                         CPJ SHARES

-------------------------------------------------------------
      Pledgor          Certificate No.      No. and Class
-------------------------------------------------------------
-------------------------------------------------------------
-------------------------------------------------------------
-------------------------------------------------------------

                                    EXHIBIT C

                  FORM OF AMENDED AND RESTATED OPTION AGREEMENT

     THIS AMENDED AND RESTATED OPTION AGREEMENT, dated as of August 2, 2001, among [__________], in his individual capacity (the "Borrower"), [__________] (the "Trust"), jointly and severally (Borrower and the Trust collectively hereinafter referred to as, the "Optionor"), and WS OPTION CORP. ("Optionee"), a Delaware corporation and successor by assignment to CWS.

     WHEREAS, the Optionor and the Partnership have entered into that certain Loan Agreement, dated March 4, 1998, as amended by that certain First Amended and Restated Loan Agreement dated as of March 16, 1999, between Optionor and the Partnership, and that certain Second Amended and Restated Loan Agreement dated as of June 24, 1999, between Optionor and the Partnership (collectively, the "Original Loan Agreement");

     WHEREAS, pursuant to the Original Loan Agreement, the Partnership loaned $7,500,000 to the Optionor as evidenced by, among other things, (i) that certain Promissory Note dated March 16, 1999, made by Optionor in favor of Lender in the original principal amount of $1,500,000; (ii) that certain Promissory Note dated June 14, 1999, made by Optionor in favor of the Partnership in the original principal amount of $1,500,000; (iii) that certain Promissory Note dated December 15, 1999, made by Optionor in favor of the Partnership in the original principal amount of $1,500,000; and (iv) that certain Promissory Note dated September 26, 2000, made by Optionor in favor of the Partnership in the original principal amount of $3,000,000;

     WHEREAS, as security for the Loan, among other things, Optionor executed that certain Option Agreement dated as of March 16, 1999, made by Optionor in favor of Optionee (the "Original Option Agreement");

     WHEREAS, the Partnership is a party to that certain Agreement and Plan of Merger dated as of June 6, 2001 (the "Merger Agreement"), among CPJ, Chateau OP, certain merger subsidiaries named therein, CWS, the Partnership, and Security Capital Manufactured Housing Incorporated, a Delaware corporation. Pursuant to the terms of the Merger Agreement, the Partnership will be acquired through merger by and become a wholly owned subsidiary of Chateau OP;

     WHEREAS, in connection with the Merger Agreement, Optionor is a party to that certain CP Limited Partnership Election and Subscription Agreement for Units of Limited Partner Interests dated as of June 6, 2000 (the "Subscription Agreement"), among Optionor, CPJ and Chateau OP, whereby, among other things, Optionor consented to certain modifications to the Original Option Agreement and the Original Loan Agreement;

     WHEREAS, the parties desire to amend and restate the provisions of the Original Option Agreement to, among other things, (i) provide for the reaffirmation by Optionor of its obligations thereunder; and (ii) modify certain of the terms in accordance with the Subscription Agreement. In exchange for the same, contemporaneously herewith, the Partnership has released the Trust as a borrower under the Loan Agreement;

     In consideration of the mutual covenants, agreements and warranties herein contained, it is agreed that Optionee shall have the right to receive from the Optionor the Option Securities (as defined herein) upon the terms and conditions hereinafter set forth.

     1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated for purposes of this Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Adjusted Initial Fair Market Value" shall mean, as of any date of determination with respect to any security, the Initial Fair Market Value of such security reduced by the fair market value of any distributions (such as distributions resulting from property sales or financings or capital events) on or prior to such date of determination made with respect to that security that did not arise from Funds from Operations (as such term is defined by NAREIT) (provided that if Funds from Operations is no longer defined by NAREIT, the reduction in this definition shall be based upon the definition of such similar term that is commonly used by publicly traded real estate companies to define operating cash flow).

         "Agreement" shall mean this Amended and Restated Option Agreement, including all Exhibits and Schedules hereto, as the same may be amended or otherwise modified from time to time in accordance with its terms.

         "Agreement of Limited Partnership" shall have the meaning set forth in the Loan Agreement.

         "Business Day" shall have the meaning set forth in the Loan Agreement.

         "Chateau OP" shall have the meaning set forth in the Loan Agreement.

         "Class A Shares" shall have the meaning set forth in the Contribution Agreement.

         "Class B Shares" shall have the meaning set forth in the Contribution Agreement.

         "Closing" shall have the meaning set forth in Section 4.

         "Code" means the Internal Revenue Code of 1986 and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

         "Contribution Agreement" shall have the meaning set forth in the Loan Agreement.

         "CPJ" shall have the meaning set forth in the Loan Agreement.

         "CPJ Shares" shall have the meaning set forth in the Loan Agreement.

         "CWS" shall have the meaning set forth in the Loan Agreement.

         "Current Fair Market Value" shall have the meaning set forth in the Loan Agreement.

         "Deferred Option Securities Collateral" shall have the meaning set forth in the Loan Agreement.

         "Equivalent Value" means, with respect to any Option Securities which the Optionee is permitted to elect to acquire during any Exercise Period, the excess, if any, of the Current Fair Market Value at the date of maturity or the Payment Date, as applicable, of such Option Securities over the Exercise Price of such Option Securities.

         "Excess Portion Payments" shall have the meaning set forth in the Pledge Agreement.

         "Exercise Period" shall mean:

          (a) with respect to payment in full of the Notes:

               (i) if such payment is made in cash and on or prior to December 31, 2002, there shall be no Exercise Period with respect to such payment; or

               (ii) if such payment is made after December 31, 2002 or not in cash, the period beginning on the maturity date of the Notes and ending 90 days after the maturity of the Notes (howsoever such maturity occurs); or, if earlier, the period beginning on the Payment Date and ending 30 days after the Payment Date with respect to the payment in full of the Note;

          (b) with respect to any partial prepayment of the Notes:

               (i) for Option Securities Collateral not designated Deferred Option Securities Collateral, the period beginning on the Payment Date with respect to such prepayment and ending 30 days after the Payment Date with respect to the Option Securities equivalent to the Option Securities Collateral included within the Split Collateral, or the
          Section 4.3 Collateral, as applicable. Notwithstanding the foregoing, if Optionee provides notice of an affirmative election to acquire Option Securities hereunder or notice of an election not to acquire such Option Securities, the Exercise Period with respect to those Option Securities shall be deemed to have terminated on the date such notice is delivered; and

               (ii) for Deferred Option Securities Collateral, (1) the period beginning on January 1, 2003 and ending April 1, 2003; and (2) for any period prior to January 1, 2003, the period for which an Event of Default shall have occurred and remains uncured. Notwithstanding the foregoing, if Optionee provides notice of an affirmative election to acquire Option Securities hereunder or notice of an election not to acquire such Option Securities, the Exercise Period with respect to those Option Securities shall be deemed to have terminated on the date such notice is delivered.

         "Exercise Price" shall mean the Initial Fair Market Value of the Option Securities or, in the event Optionee is acquiring Option Securities Collateral, the Initial Fair Market Value of the securities included within such Option Securities Collateral, in each case, reduced by an amount equal to any Excess Portion Payments that relate to such Option Securities and/or Option Securities Collateral. Such reduction shall be made immediately prior to the payment by CPJ or Chateau OP of the Withheld Distributions that correspond with such Excess Portion Payment.

         "Fiscal Quarter" means any calendar quarter of a Fiscal Year.

         "Fiscal Year" means any period of 12 consecutive calendar months ending on the 31st day of December. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1992") refer to the Fiscal Year ending on the 31st day of December occurring during such calendar year.

         "Initial Fair Market Value" shall have the meaning set forth in the Loan Agreement.

         "Lien" means any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement.

         "Loan" shall have the meaning set forth in the Loan Agreement.

         "Loan Agreement" shall mean the Third Amended and Restated Investment Loan Agreement, dated as of the date hereof, between Borrower and the Partnership as the same may be amended or otherwise modified from time to time.

         "Loan  Documents"  shall  have  the  meaning  set  forth  in  the  Loan
     Agreement.

         "Merger Agreement" shall have the meaning set forth in the Loan Agreement.

         "NAREIT" means the National Association of Real Estate Investment
     Trusts.

         "Note"  or  "Notes"  shall  have  the  meaning  set  forth  in the Loan
     Agreement.

         "Notice of Exercise" shall mean a Notice of Exercise in the form attached hereto as Exhibit A.

         "Option" shall mean the right to receive the Option Securities (or, if applicable, Option Securities Collateral) pursuant to Section 2.

         "Option Securities" shall mean, at any time, a number of Units equal to the total number of CPJ Shares (adjusted appropriately based on the number (or fraction) of CPJ Shares into which a Unit is then exchangeable or redeemable under the Agreement of Limited Partnership), Units and any other securities or property included within the Option Securities Collateral. If the Optionor delivers any Substitute Collateral (as defined in the Loan Agreement) to the Partnership, then Option Securities shall constitute the same portion of such Substitute Collateral as Option Securities constituted of the Replaced Collateral (as defined in the Loan Agreement). For purposes of this definition and Section 2 of this Agreement, a number of Units shall be deemed to be equivalent to such securities and property included within the Option Securities Collateral if the excess of the Current Fair Market Value of such Units over their Exercise Price equals the excess of the Current Fair Market Value of such securities and property included within the Option Securities Collateral over such securities' and property's Initial Fair Market Value.

         "Option Securities Collateral" shall mean the number of Units, CPJ Shares and any other securities or other property included within the Collateral resulting from multiplying each of the number of such Units, CPJ Shares and such other securities or other property included within the Collateral by the Option Securities Percentage.

         "Option Securities Percentage" shall mean, as of the date that the Option is exercised:

         (A) a ratio, expressed as a percentage no greater than 100%:

              (i) the numerator of which is the weighted average annual yield (measured with respect to the Adjusted Initial Fair Market Value of the Collateral (for the period commencing and continuing from and after the date hereof) or the Pre-Merger Adjusted Initial Fair Market Value of the Pre-Merger Collateral (for the period commencing on March 4, 1998 to, and including, the date immediately prior to the date hereof) as applicable during the time period being measured) of dividends and distributions declared with respect to the Collateral and the Pre-Merger Collateral, as applicable, for the period beginning on March 4, 1998 and ending on the last day of the Fiscal Quarter immediately preceding the closing date with respect to the Collateral and Pre-Merger Collateral including any distributions or dividends that reduced the Adjusted Initial Fair Market Value or Pre-Merger Adjusted Initial Fair Market Value under the definition thereof);

               (ii) the denominator of which is six percent (6%);

         (B) multiplied by sixty-six and two-thirds percent (66 2/3%).

         For purposes of this definition of Option Securities Percentage, the weighting of the average annual yields shall be done on the basis of the relative sizes of the Adjusted Initial Fair Market Values or Pre-Merger Adjusted Initial Fair Market Values, as applicable, to which such yields relate and the length of the time periods for which those Adjusted Fair Market Values or Pre-Merger Adjusted Initial Fair Market Values, as applicable, were outstanding. For example, if the dividends declared with respect to the Collateral for the first eighteen months are $10.50 and the Adjusted Initial Fair Market Value for such period is $100, and the dividend declared for the subsequent six months is $1.25 and the Adjusted Initial Fair Market Value for such period is $50, then the weighted average annual yield for the entire two-year period would be 6.71 % ((7% x A) plus (5% x B))/(A + B), where A = 18/24 x 100 and B = 6/24 x 50).

         "Optionee" shall have the meaning set forth in the preamble hereto.

         "Optionor" shall have the meaning set forth in the preamble hereto.

         "Original Loan Agreement" shall have the meaning set forth in the preamble hereto.

         "Original Option Agreement" shall have the meaning set forth in the preamble hereto.

         "Original Pledge Agreement" shall have the meaning set forth in the Pledge Agreement.

         "Partnership" means CWS Communities LP, a Delaware limited partnership.

         "Payment Date" shall have the meaning set forth in the Loan Agreement.

         "Person" shall have the meaning set forth in the Loan Agreement.

         "Pre-Merger Adjusted Initial Fair Market Value" means as of any date of determination a value equal to ten dollars ($10.00) per Pre-Merger Unit and Pre-Merger Share, reduced by the fair market value of any distributions (such as distributions resulting from property sales or financings or capital events) on or prior to such date of determination made with respect to the Pre-Merger Securities that did not arise from Funds from Operations (as such term is defined by NAREIT) (provided that if Funds from Operations is no longer defined by NAREIT, the reduction in this definition shall be based upon the definition of such similar term that is commonly used by publicly traded real estate companies to define operating cash flow).

         "Pre-Merger Collateral" means the following Pre-Merger Securities that were pledged to the Partnership by the Optionor under the Original Pledge
     Agreement:

  ==============================================================================
                Period                  Pledgor         Type           Number of
                                                                      Pre-Merger
                                                                      Securities
  ----------------------------------- ------------------------------------------
  3/16/1999 to, and  including,  the     Trust    Pre-Merger Units       150,000
  date  immediately   prior  to  the
  date hereof
  ----------------------------------- ------------------------------------------
  6/14/1999 to, and  including,  the     Trust    Pre-Merger Units       150,000
  date  immediately   prior  to  the
  date hereof
  ----------------------------------- ------------------------------------------
  12/15/1999 to, and including,  the     Trust    Pre-Merger Units       150,000
  date  immediately   prior  to  the
  date hereof
  ----------------------------------- ------------------------------------------
  9/26/2000 to, and  including,  the     Trust   Pre-Merger Shares       300,000
  date  immediately   prior  to  the
  date hereof
  ==============================================================================


         "Pre-Merger  Securities"  means  collectively,   Pre-Merger  Units  and
     Pre-Merger Shares.

         "Pre-Merger Shares" means Class A Shares or Class B Shares prior to the effectiveness of the Merger Agreement.

         "Pre-Merger Units" means units of limited partner interest in the Partnership prior to the effectiveness of the Merger Agreement.

         "Pledge Agreement" shall have the meaning set forth in the Loan Agreement.

         "Prentice Hall" shall have the meaning set forth in the Loan Agreement.

         "Replaced Collateral" shall have the meaning set forth in the Loan Agreement.

         "Section 4.3 Collateral" shall have the meaning set forth in the Loan Agreement.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Split Collateral" shall have the meaning set forth in the Loan Agreement.

         "Subscription Agreement" shall have the meaning set forth in the preamble hereto

         "Substitute Collateral" shall have the meaning set forth in the Loan Agreement.

         "Taxes" with respect to any Person means taxes, assessments or other governmental charges or levies, including, without limitation, all related interest and penalties imposed upon such Person, its income or any of its properties, franchises, assets or activities.

         "Units" shall have the meaning set forth in the Loan Agreement.

         "Withheld Distributions" shall have the meaning set forth in the Pledge Agreement.

     2. Right to Exercise. (a) Subject to and upon compliance with the conditions of this Agreement, Optionee shall have the right, at its option, at any time during any Exercise Period to exercise the Option and obtain Option Securities from the Optionor. From and after January 1, 2003, the Option is exercisable with respect to (i) Option Securities equivalent to all the Collateral covered by the Pledge Agreement that pertains to each Note in connection with any maturity of such Note under the Loan or full or final payment of such Note under the Loan; (ii) Option Securities Collateral relating to Split Collateral; (iii) Option Securities Collateral relating to Section 4.3 Collateral; and (iv) the Deferred Option Securities Collateral. Notwithstanding anything to the contrary contained herein, (1) the Optionee shall be permitted to exercise the Option with respect to all or a portion of the Option Securities equivalent to any particular portion of the Collateral with respect to which the Option is exercisable under the preceding sentence; and (2) if the Notes are prepaid in full in cash on or before December 31, 2002, (x) Optionee shall have no right to exercise the Option with respect to such payment; (y) there shall be no Exercise Period with respect to such payment; and (z) this Agreement shall terminate and be of no further force and effect upon the later of the expiration of any Exercise Period with respect to any Split Collateral and the date of the cash prepayment referred to in this Section 2(a)(2).

          (b) Notwithstanding the foregoing, the Optionor may, at its option, no later than the first day of an Exercise Period, provide the Optionee with a notice that it desires that the Optionee not exercise the Option with respect to the Option Securities applicable to such Exercise Period and that the Optionor desires instead to pay the applicable Equivalent Value to the Optionee. If the Optionor provides such a notice, the Optionee shall not exercise the Option with respect to such Option Securities (and the Option shall not thereafter be exercisable with respect to the Option Securities applicable to such Exercise Period) if, and only if, the following conditions have been met: (a) the Optionor has placed cash in an amount equal to the Equivalent Value with an escrow agent on terms reasonably satisfactory to the Optionor and the Optionee, to be held to be paid to the Optionee promptly in the event Optionee receives the opinion described in clause (b), and (b) the Optionee has received prior to the tenth (10th) day before the last day of the applicable Exercise Period an opinion of its outside accounting firm or law firm acceptable to it that the receipt by the Optionee of the cash described in the immediately preceding clause (a) will not, under the relevant law at such time, result in any adverse tax consequences (as compared to the tax consequences that would result from the exercise of the Option), taking into account the types of income expected to be received by the Optionee during the relevant tax periods and other relevant factors. The Optionee agrees to work in good faith with the relevant accounting firm or law firm to receive the opinion described in clause (b) of the preceding sentence. If the Optionee does not receive such opinion, then the Option will continue to be exercisable with respect to the applicable Option Securities during the applicable Exercise Period. For purposes of this Agreement, there shall be deemed to be adverse tax consequences only if (x) income received by the Optionee as a result of receiving the payment of Equivalent Value as contemplated by this subparagraph (b) would cause the Optionee to fail to qualify as a real estate investment trust for federal income tax purposes, or
(y)  Federal  income  tax  rules  require a
dividend to be paid as a result of receiving the payment of Equivalent Value as contemplated in this subparagraph (b) and such dividend would not be required to be paid if the Option were exercised.

     3. Notice of Exercise. To exercise the Option, Optionee shall deliver to the Optionor in accordance with Section 12(d) below a Notice of Exercise duly executed by Optionee. Unless otherwise requested by Optionee, the Option shall be deemed to have been exercised and Optionee shall be deemed to have become the holder of record of the Option Securities for all purposes, as of the close of business on the date the Notice of Exercise, is received by the Optionor.

     4. Closing. Except as otherwise contemplated by Section 4 of the Loan Agreement, each closing ("Closing") of a purchase of Option Securities shall occur within five (5) days after delivery of the Notice of Exercise and be held at Optionee's offices located at c/o Falcon Farms, 2507 214th Street North, Port Byron, Illinois 61275, or such other office as designated in the Notice of Exercise. At the Closing, the following deliveries shall be made simultaneously:

          (a) Optionor shall deliver to Optionee stock powers duly endorsed in blank, of the CPJ Shares constituting the Option Securities, and an instrument that effectively transfers to Optionee the Units and any other securities constituting the Option Securities;

          (b) Optionee shall deliver to Optionor a cash payment equal to the Exercise Price. For purposes of Section 4.2(b)(ii) of the Loan Agreement, the Optionee shall be deemed to have delivered the Exercise Price with respect to any Option Securities at such time as the Lender has made the appropriate credit therefor under such section.

     5. Pledge Agreement. To the extent that the Optionee has the right to acquire Option Securities Collateral under Section 2 hereof, the Option is equal in priority (neither subordinate nor superior) to the security interests in the Option Securities Collateral created pursuant to the Pledge Agreement, it being understood that the rights of the Optionee and the Lender under the Loan Agreement with respect to the Option Securities Collateral shall be governed as set forth in Section 4 of the Loan Agreement.

     6. Representations and Warranties of Optionor. The Optionor represents and warrants to Optionee that as of the date hereof:

          (a) Authorization. The execution, delivery and performance by the Optionor of this Agreement and the other Loan Documents and the granting of the Option hereunder (i) are within the right, power, authority and capacity of the Optionor, and (ii) do not and will not require any consent or approval of any governmental agency or authority or any other Person.

          (b) No Conflicts. The execution, delivery and performance by the Optionor of this Agreement and the Loan Documents do not conflict with (i) any provision of law, (ii) any agreement binding upon the Optionor, the CPJ Shares or the Units held by Optionor, or (iii) any court or administrative order or decree applicable to the Optionor, and do not require, or result in, the creation or imposition of any Lien on any asset of the Optionor.

          (c) Validity and Binding Effect. This Agreement is, and the Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of the Optionor, enforceable against the Optionor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          (d) Solvency. Prior to and after giving effect to the Option hereunder, (i) the Optionor's assets will exceed his liabilities and (ii) the Optionor will be solvent, will be able to pay his debts as they mature, will own cash and property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on his business as then constituted.

     7. Reservation of Option Securities Collateral. The Optionor will at all times reserve and keep available, solely for delivery upon the exercise of the Option (subject to the terms hereof), the Option Securities Collateral. The Partnership and/or Chateau OP are authorized to act as the Optionor's agent in holding the Option Securities Collateral for Optionor pursuant to this Agreement. The Option Securities Collateral shall, when delivered upon such exercise, (a) not subject Optionee to any liability (other than liabilities of Chateau OP in accordance with the Agreement of Limited Partnership) other than the payment of the Exercise Price, and (b) be free from all taxes, liens and charges with respect to the issue thereof other than any transfer taxes in respect of any transfer occurring contemporaneously with such delivery. No partner of Chateau OP or any other Person has or shall have any preemptive rights to subscribe for the Option Securities Collateral or any portion thereof.

     8. Direction to Optionee to Hold Option Securities Collateral. Optionor hereby irrevocably authorizes and directs the Partnership to so reserve, keep available and deliver the Option Securities Collateral to the Optionee in accordance with this Agreement and the Pledge Agreement.

     9. Admission of Optionee into the Chateau OP. Upon exercise of the Option in accordance with the terms hereof, Chateau OP agrees to admit Optionee as a limited partner of Chateau OP with respect to the Units included in the Option Securities Collateral (to the extent that the Optionee acquires such Units as permitted hereunder) and further agrees to take any and all action necessary to cause such admission.

     10. No Impairment. Except as otherwise expressly agreed in writing by Optionee, none of the Optionor or Chateau OP shall by any action, including, without limitation, amending, modifying or restating the Agreement of Limited Partnership or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of Optionee against impairment. Without limiting the generality of the foregoing, the Optionor and Chateau OP will (i) take all such action as may be necessary or appropriate in order that the Optionor may validly and legally deliver the Option Securities Collateral as described herein upon the exercise of the Option, and (ii) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Optionor and Chateau OP to perform their respective obligations under this Agreement.

     11. Acknowledgment of Validity. Upon the request of Optionee, the Optionor and Chateau OP will at any time and from time to time through the end of the Exercise Period acknowledge in writing, in form satisfactory to Optionee, the continued validity of the Option and the Optionor's and Chateau OP's respective obligations hereunder.

     12. Miscellaneous

          (a) Expenses.

               (i) The Optionor agrees to pay Optionee upon demand all expenses, including reasonable fees of attorneys for Optionee and other legal expenses incurred by Optionee in connection with the successful enforcement of the Optionor's obligations hereunder or under any other Loan Document. The Optionor's foregoing obligations shall survive any termination of this Agreement.

               (ii) The Optionor shall pay all taxes, assessments, charges and fees, if any, imposed by the United States or any state or political subdivision thereof, required to be paid in connection with the transfer and assignment of the Option Securities and/or Option Securities Collateral, as applicable.

          (b) Successors. This Agreement shall be binding upon the Optionor, Optionee and Chateau OP and their respective successors and assigns, and shall inure to the benefit of the Optionor, Optionee and Chateau OP and the successors and assigns of Optionee. Neither the Optionor nor Chateau OP shall assign its rights or duties hereunder without the consent of each other party.

          (c) Amendment. This Agreement may be amended, modified or supplemented but only in writing signed by all of the parties hereto.

          (d) Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (i) when received if given in person, (ii) on the date of acknowledgment of receipt if sent by telex, facsimile or other wire transmission or (iii) three days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

              If to the Optionor, addressed as follows:

              c/o  [          ]
                    ----------
              [          ]
               ----------
              [          ]
               ----------
              [          ]
               ----------

              With a copy to:

              O'Melveny & Myers LLP
              990 Marsh Road
              Menlo Park, California 94025-1949
              Attn: Michael J. Whalen, Esq.
              Facsimile Number: (650)473-2601

              If to Chateau OP, addressed as follows:

              c/o Falcon Farms
              2507 214th Street North
              Port Byron, Illinois 61275
              Attention: Mr. Gary P. McDaniel and
                         Mr. Rees F. Davis, Jr.

              With copies to:

              c/o Chateau Communities, Inc.
              6160 S. Syracuse Way
              Greenwood Village, Colorado 80111
              Attention: Mr. Gary P. McDaniel and

                         Mr. Rees F. Davis, Jr.
              and:

              [          ]
               ----------
              [          ]
               ----------
              [          ]
               ----------
              [          ]
               ----------
              [          ]
               ----------


              If to Optionee, addressed as follows:

              c/o Falcon Farms
              2507 214th Street North
              Port Byron, Illinois 61275
              Attention:        Mr. Gary P. McDaniel and
                     Mr. Rees F. Davis, Jr.

              With copies to:

              c/o Chateau Communities, Inc.
              6160 S. Syracuse Way
              Greenwood Village, Colorado 80111
              Attention:        Mr. Gary P. McDaniel and
                     Mr. Rees F. Davis, Jr.

              and:

              [          ]
               ----------
              [          ]
               ----------
              [          ]
               ----------
              [          ]
               ----------
              [          ]
               ----------

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

          (e) Waivers. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

          (f) Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g) Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

Agreement shall be prohibited, invalidated or unenforceable in any jurisdiction then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (h) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. All obligations of the Optionor, Chateau OP and Optionee expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

          (i) Other Instruments. Upon the reasonable request of Optionee, the Optionor will execute and deliver to Optionee such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to Optionee of, and to vest fully in Optionee title to, the Option Securities and/or Option Securities Collateral, as applicable.

          (j) Entire Understanding. Notwithstanding anything to the contrary or contained in the Subscription Agreement, this Agreement sets forth the entire agreement and understanding of the parties hereto in respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof and is not intended to confer upon any other person any rights or remedies hereunder. There have been no representations or statements, oral or written, that have been relied on by any party hereto, except those expressly set forth in this Agreement.

          (k) No Presumption Against Drafter; Interpretation. All of the parties hereto have jointly participated in the negotiation and drafting of this Agreement. In the event of an ambiguity or if a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of the Loan Documents. Without limiting the foregoing, the word "his" shall be deemed to refer also, where possible, to "her" and "its" and the word "he" shall be deemed to refer also, wherever possible, to "she" and "it."

          (l) Accredited Investor. Optionee represents and warrants to the Optionor as follows:

               (i) Optionee is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended;

               (ii) Optionee has such experience in business and financial matters so as to be able to evaluate independently the merits and risks of entering into this Agreement, and Optionee is able to bear the economic risk of entering into this Agreement including the inability of selling or otherwise transferring or disposing of all or any portion of the Option (or, upon exercise of the Option, the Option Securities);

               (iii) Optionee has been afforded an opportunity to ask questions and receive answers in response concerning the business and financial affairs of the Optionor and Chateau OP and the opportunity to obtain any additional information that Optionee desired with respect to the Optionor and Chateau OP; and

               (iv) the Option (or, upon exercise of the Option, the Option Securities) will be held for Optionee's own account and not with a view to any resale or distribution thereof in any manner that would violate the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     13. Agent for Service of Process. In connection with any action by Optionee for enforcement of any provision of this Agreement, Optionor has appointed Prentice Hall, as its agent for service of process by executing an instrument in the form attached as Exhibit E to the Loan Agreement. The foregoing appointment shall be deemed to be coupled with an interest and shall be irrevocable. If Prentice Hall ceases to exist and has no successors, then Optionor will execute similar substitute documents with a substitute agent as reasonably requested by Optionee.

     14. Forum Selection and Consent to Jurisdiction. EACH OF THE OPTIONOR, CHATEAU OP AND THE OPTIONEE AGREES THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT BETWEEN SUCH PARTIES, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS LOCATED IN COOK COUNTY, ILLINOIS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. NOTWITHSTANDING THE FOREGOING, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL AT THE REQUEST OF ANY PARTY BE DETERMINED BY ARBITRATION. THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION AND SHALL BE CONDUCTED IN CHICAGO, ILLINOIS. THE ARBITRATOR(S) SHALL BE RETIRED FEDERAL DISTRICT COURT JUDGES. THE ARBITRATOR(S) SHALL GIVE EFFECT TO STATUTES OF LIMITATION IN DETERMINING ANY CLAIM. ANY CONTROVERSY CONCERNING WHETHER AN ISSUE IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S). ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A
SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION. JUDGMENT UPON THE ARBITRATION AWARD SHALL BE ENTERED EXCLUSIVELY IN ANY COURT OF THE STATE OF ILLINOIS LOCATED IN COOK COUNTY, ILLINOIS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE AWARD SHALL BE CONCLUSIVE AND BINDING, SUBJECT TO CHALLENGE ONLY ON ONE OR MORE OF THE FOLLOWING GROUNDS: (I) THE AWARD WAS PROCURED BY CORRUPTION, FRAUD OR OTHER UNDUE MEANS; (II) THERE WAS CORRUPTION IN ANY OF THE ARBITRATORS; (III) THE RIGHTS OF THE APPEALING PARTY WERE SUBSTANTIALLY PREJUDICED BY MISCONDUCT OF A NEUTRAL ARBITRATOR; (IV) THE ARBITRATORS EXCEEDED THEIR POWERS AND THE AWARD CANNOT BE CORRECTED WITHOUT AFFECTING THE MERITS OF THE DECISION UPON THE CONTROVERSY SUBMITTED; (V) THE RIGHTS OF THE APPEALING PARTY WERE SUBSTANTIALLY PREJUDICED BY THE REFUSAL OF THE ARBITRATORS TO POSTPONE ANY HEARING UPON SUFFICIENT CAUSE BEING SHOWN THEREFOR OR BY THE REFUSAL OF THE ARBITRATORS TO HEAR EVIDENCE MATERIAL TO THE CONTROVERSY OR BY OTHER CONDUCT OF ANY ARBITRATOR CONTRARY TO THE ARBITRATION RULES; (VI) ANY OTHER GROUNDS WHICH PERMIT APPEAL UNDER THE ARBITRATION RULES; OR (VII) BASED UPON THE ARBITRATOR'S INCORRECT APPLICATION OF ILLINOIS STATUTORY OR COMMON LAW. THE VALIDITY AND ENFORCEABILITY OF AN ARBITRATION DECISION IS TO BE DETERMINED EXCLUSIVELY BY THE ILLINOIS COURTS PURSUANT TO THE PROVISIONS HEREOF. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR JUDICIAL RELIEF OR PURSUIT OF A PROVISIONAL OR ANCILLARY REMEDY SHALL NOT CONSTITUTE A WAIVER OF THE

RIGHT OF ANY PARTY, INCLUDING THE PLAINTIFF, TO SUBMIT THE CONTROVERSY OR CLAIM TO ARBITRATION IF ANY OTHER PARTY CONTESTS SUCH ACTION FOR JUDICIAL RELIEF. EACH OF THE OPTIONOR, PARTNERSHIP AND OPTIONEE HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS IN CONNECTION WITH ANY LITIGATION HEREUNDER, INCLUDING THE ENTERING OF ANY JUDGMENT UPON AN ARBITRATION AWARD. EACH OF THE OPTIONOR, PARTNERSHIP AND OPTIONEE HEREBY
EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     15. Joint and Several Liability. If the Optionor is comprised of more than one Person, such Persons shall be jointly and severally liable for all obligations of Optionor hereunder; provided, however, that the heirs of [ ] shall not be jointly and severally liable hereunder to the extent they succeed to the rights and obligations hereunder upon the death of [ ].

     IN WITNESS WHEREOF, this Amended and Restated Option Agreement has been duly executed and delivered as of the day and year first written above.

                           Optionor:


                            ------------------------
                           [           ]
                            -----------





                           [                 ]
                            ----------------


                           By:
                                -----------------------------------
                                [            ], Trustee
                                 -----------

                           Optionee:

                           WS OPTION CORP.

                            By:
                                -------------
                                Name:
                                Title:

                           Partnership:

                           CWS COMMUNITIES LP,

                           By:  Second Merger Sub, LLC, its general partner

                                By:
                                    --------------
                                    Name:
                                    Title:



                           Chateau OP:

                           (As to Sections 7, 8, 9, 10, 11, 12, 13 and 14)

                           CP LIMITED PARTNERSHIP

                           By:  Chateau Comminutes, Inc.,
                                its general partner

                                By:
                                    --------------
                                    Name:
                                    Title:

                           By:  ROC Communities, Inc.,
                                its general partner

                                By:
                                    --------------
                                    Name:
                                    Title:

                                    EXHIBIT A
                               TO OPTION AGREEMENT

                           Form of Notice of Exercise

     The undersigned hereby irrevocably exercises the Option to receive the Option Securities referred to in the Amended and Restated Option Agreement described below, dated as of August 2, 2001 among [ ] and [ ], and the undersigned, at the price and on the terms and conditions specified in the Amended and Restated Option Agreement, to be issued in the name of the undersigned.

                           Dated:
                                  ----------,------

                           WS OPTION CORP.

                            By:
                                -------------------
                                Name:
                                Title:

Description of Option Securities:

                                    EXHIBIT E

                FORM OF RENEWABLE APPOINTMENT OF AGENT AGREEMENT

                    RENEWABLE APPOINTMENT OF AGENT AGREEMENT

This Renewable Appointment of Agent Agreement ("Appointment") shall be effective as of the Effective Date (which is defined along with other capitalized terms of this Appointment in Appendix A which is attached hereto and made a part hereof by this reference).

For one dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

     1. The Appointing Party hereby appoints Corporation Services Company ("CSC") as its agent for receipt of legal process in connection with any legal action or proceeding under the Agreement (s) Covered Herein in the court of the state in which the Corporation Service Company Address is located and in the Federal Courts of the United States whose jurisdiction covers such location. It is agreed that the Requestor may serve notice and service of process at CSC's address designated in Appendix A, Section 1. By its signature below and upon receipt of the Initial Annual Fee, CSC accepts such appointment.

     2. CSC shall follow commercially reasonable procedures in receiving and forwarding legal process to the Appointing Party. In the event legal process is returned to CSC as undeliverable, CSC will return the legal process to the sender. The Appointing Party and Requestors shall immediately inform CSC in writing of a change in their address.

     3. CSC SHALL NOT BE RESPONSIBLE FOR THE FAILURE OF THE APPOINTING PARTY TO ACCEPT DELIVERY OF LEGAL PROCESS NOR FOR THE FAILURE OF THE APPOINTING PARTY OR ANY REQUESTOR TO PROVIDE WRITTEN NOTICE OF A CHANGE OF ADDRESS. THE APPOINTING PARTY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS CSC FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LIABILITIES AND CAUSES OF ACTION (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS) IMPOSED UPON, INCURRED BY OR ASSERTED AGAINST CSC, DIRECTLY OR INDIRECTLY, RELATING TO OR ARISING OUT OF THIS APPOINTMENT; PROVIDED, HOWEVER, THAT THIS INDEMNIFICATION SHALL NOT EXTEND TO WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF CSC. THIS PARAGRAPH WILL SURVIVE THE TERMINATION OF THIS APPOINTMENT.

     4. The Billing Party shall pay CSC the Initial Annual Fee promptly upon the execution of this Agreement. On each anniversary date of the Effective Date or at the Appointing Party's renewal billing date, the Billing Party shall pay CSC the Annual Fee in full to renew the Appointment for the upcoming twelve month period (or through the Termination Date if such should come sooner). This Agreement shall automatically terminate if the Initial Annual Fee or any Annual Fee is not received within 30 days of CSC's issuance of an invoice but shall otherwise be irrevocable. Except for failure to make timely payment of the Annual Fees, each of Appointing Party and CSC agrees that it shall not terminate this Agreement without the prior written consent of the Requestor. No fees paid under this Agreement are refundable, in whole or in part, for any reason.

     5. This Appointment may be signed in counterparts each of which shall constitute an original and all of which together shall constitute an original. This Appointment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to its principles of conflict of laws. Any action or other legal proceeding against CSC arising under or pertaining to this Agreement may be brought only in the courts of the State of Delaware.


---------------------
[         ]
-----------


[          ]
-----------

By:
   ----------------------
      [       ], Trustee


Corporation Service Company


------------------------
Name:
Title:

                    Renewable Appointment of Agent Agreement

                                   Appendix A

                                     Page 1



1. "The Prentice-Hall Corporation System, Inc." (as may change from time to time by written notice to the Appointing Party and Requestors):

33 North LaSalle
Chicago, IL  60602

2. Agreement(s) Covered Herein:

                  All documents are dated as of August 2, 2001

a) Third Amended and Restated Investment Loan Agreement between [_________] and CWS Communities LP (the "Loan Agreement");

b)  Amended  and   Restated   Investment   Pledge   Agreement   among   [______]
[__________________], and CWS Communities LP;

c) Amended and Restated Option Agreement among [__________], [_____________], and WS Option Corp; and

d) All other Loan Documents (as such term is defined in the Loan Agreement).

3. Appointing Parties:


               1.   [_______________]
                    [_______________]
                    [_______________]


               2.   [__________________________]
                    [_______________]
                    [_______________]
                    [_______________]




4. Billing Party:

              CWS Communities LP
              c/o Chateau Communities, Inc.
              6160 S. Syracuse Way
              Greenwood Village, Colorado 80111
              Attention: Mr. Gary P. McDaniel and Mr. Rees F. Davis

5. Requestors:

         1.   CWS Communities LP
              c/o Falcon Farms
              2507 214th Street North
              Port Byron, Illinois 61275
              Attention: Mr. Gary P. McDaniel and Mr. Rees F. Davis

              With a copy to:

              c/o Chateau Communities, Inc.
              6160 S. Syracuse Way
              Greenwood Village, Colorado 80111
              Attention: Mr. Gary P. McDaniel and Mr. Rees F. Davis

         2.   WS Option Corp.
              c/o Falcon Farms
              2507 214th Street North
              Port Byron, Illinois 61275
              Attention: Mr. Gary P. McDaniel and Mr. Rees F. Davis

              With a copy to:

              c/o Chateau Communities, Inc.
              6160 S. Syracuse Way
              Greenwood Village, Colorado 80111
              Attention: Mr. Gary P. McDaniel and Mr. Rees F. Davis

                                    EXHIBIT F

                          SECTION 4.1 AND 4.3 EXAMPLES

Example 1

Assume the following facts:

1.   Amount loaned on 1st day of Year 1 = $100,000.
2.   Initial Fair Market Value of Collateral = $100,000.
3. On 1st day of calendar year 2003, Current Fair Market Value of Collateral = $150,000.
4. On 1st day of calendar year 2003, Borrower designates Split Collateral under Section 4.1(a) having an Initial Fair Market Value of $20,000 and a Current Fair Market Value of $30,000.
5.   Option Securities Percentage = 50%.
6. Optionee exercises Option with respect to Option Securities equivalent to the Option Securities Collateral included within Split Collateral, but Optionor does not deliver any Option Securities (resulting in Optionee exercising its rights under Section 2(c) of the Option Agreement).

Under the above facts, the loan would be repaid in part from two sources:

1.   Exercise Price from Optionee   $10,000
2    Current Fair Market Value of
     Loan Reduction Collateral      $10,000
                                    -------
     Total Loan prepayments         $20,000
                                    =======

     The Borrower would receive Return Split Collateral with a current Fair Market Value of $5,000.

     Immediately, after the application of all Split Collateral, the loan balance would be $80,000, the Current Fair Market Value of the Collateral would be $120,000, and the Loan-to-Value Ratio would be 2/3, the same as it was immediately prior to the application of the Split Collateral.

Example 2

Assume the following facts:

1.   Amount loaned on first day of year 1 = $100,000.
2.   Initial Fair Market Value of Collateral = $100,000.
3. On first day of calendar year 2003, Current Fair Market Value of Collateral = $80,000.
4. On first day of calendar year 2003, Borrower designates Split Collateral under Section 4.2(a) having an Initial Fair Market Value of $20,000 and a Current Fair Market Value of $16,000.
5.   Option Securities Percentage = 50%.
6. Optionee does not elect to exercise Option with respect to the Split Collateral.

     Under these facts, all of the Split Collateral would be Loan Reduction Collateral; the Loan-to-Value Ratio prior to the application of Split Collateral is 1.25/1 and the Loan-to-Value Ratio after the application of Split Collateral is 1.3125/1.

Example 3

Assume the following facts:

1.   Amount loaned on first day of year 1 = $100,000.
2.   Initial Fair Market Value of Collateral = $100,000.
3. On first day of calendar year 2003, the Current Fair Market Value of the Collateral is $150,000.
4. On first day of calendar year 2003, Borrower prepays $20,000 of the amount outstanding under the Loan with cash.
5.   Option Securities Percentage = 50%.
5. Optionee elects to exercise the Option with respect to the Option Securities equivalent to the Option Securities Collateral included within the Section 4.3 Collateral, but Optionor does not deliver any Option Securities (resulting in Optionee exercising its rights under Section 2(c) of the Option Agreement).

     Under these facts, the Borrower would receive Section 4.3 Collateral with an Initial Fair Market Value of $10,000 and a Current Fair Market Value of $15,000, and the Borrower would receive cash from the Optionee of $10,000 representing the payment of the Exercise Price of the Option Securities included within the Section 4.3 Collateral. Optionee would receive Option Securities with an Initial Fair Market Value of $10,000 and a Current Fair Market Value of $15,000 in exchange for the payment of the Exercise Price.




                                      F-2